As filed with the Securities and Exchange Commission on October 3, 2017

Securities Act Registration No. 333-219590

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. /1/

Post-Effective Amendment No. / /

Ultimus Managers Trust
(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(Address of Principal Executive Offices) (Zip Code)

(513) 587-3400
(Registrant's Telephone Number, including Area Code)

Frank L. Newbauer
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(Name and Address of Agent for Service)

With Copy To:

Thomas W. Steed III, Esq.
Kilpatrick, Townsend & Stockton LLP
4208 Six Forks Road, Suite 1400
Raleigh, North Carolina 27609

Title of securities being registered: Shares of a series of the Registrant – Meehan Focus Fund

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this Registration Statement will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

MEEHAN MUTUAL FUNDS, INC.
7250 Woodmont Avenue, Suite 315
Bethesda, Maryland 20814

Important Proxy Materials
PLEASE CAST YOUR VOTE TODAY

October 2, 2017
Dear Shareholder:

The Meehan Focus Fund (the “Existing Fund”), a series of Meehan Mutual Funds, Inc., an open-end management company organized as a Maryland corporation (“Meehan”), proposes to reorganize into the Meehan Focus Fund, a new series (the “New Fund”) of the Ultimus Managers Trust, an open-end management company organized as an Ohio business trust (“UMT”) (the “Reorganization”). The New Fund will have the same investment adviser, fund name and investment objective, and similar principal investment strategies, principal risks, and policies as the Existing Fund. On October 20, 2017, at the offices of Ultimus Fund Solutions, LLC at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, the Existing Fund will hold a special meeting of shareholders at 1:30 p.m. Eastern time. The purpose of the special meeting is for shareholders of the Existing Fund to consider and approve the Reorganization.

Edgemoor Investment Advisors, Inc., the investment adviser to the Existing Fund (the “Adviser”), believes that the Existing Fund will benefit from reorganizing into the New Fund. The primary purpose of the Reorganization is to allow the Adviser to devote more of its resources and attention to managing the New Fund’s portfolio, which will benefit the shareholders. The Adviser is currently responsible for performing investment advisory services and administrative duties to the Existing Fund. Under the New Fund structure, the Adviser will be providing investment advisory services and the New Fund’s other service providers will perform certain administrative and other duties. The Adviser also expects that shareholders may benefit from additional distribution opportunities that will be available to the New Fund from being a part of UMT.

The Adviser recommended to Meehan’s Board of Directors (the “Meehan Board”) that it approve the Reorganization, which would be effected pursuant to an Agreement and Plan of Reorganization and Termination (the “Plan”). Following careful analysis and consideration, the Meehan Board approved the Reorganization pursuant to the Plan after concluding that the implementation of the Reorganization is in the best interests of the Existing Fund.

Upon the closing of the Reorganization, all the assets and liabilities of the Existing Fund will be transferred to the New Fund in exchange for shares of the New Fund, which shares will then be distributed pro rata to the Existing Fund’s shareholders. The Adviser will continue to serve as investment adviser to the New Fund, and it is anticipated that the New Fund will continue to be managed by the same portfolio management team management team of the Existing Fund: Thomas P. Meehan, Paul P. Meehan, and R. Jordan Smyth, Jr.

The proposed Reorganization is not expected to have any adverse federal or state tax consequences to the New Fund or its shareholders. Please refer to the enclosed Combined Proxy Statement and Prospectus for a detailed explanation of the Reorganization.

The Meehan Board has approved the Reorganization pursuant to the Plan and recommends that you vote “FOR” the Reorganization pursuant to the Plan.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Combined Proxy Statement and Prospectus and cast your vote. It is important that your vote be received no later than the time of the meeting.

You may cast your vote by signing, dating and mailing the enclosed voting instruction form or proxy card in the postage prepaid return envelope provided. In addition to voting by mail you may also vote by telephone as follows:

TO VOTE BY TELEPHONE:
1)	Read the Proxy Statement and have the enclosed proxy card at hand
2)	Call the number that appears on the enclosed proxy card

Although you may vote in person at the meeting or by mail, we encourage you to vote by telephone. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposals, or to quickly vote your shares, please call the Adviser, at 1-301-543-8881. Thank you for your continued support.

Respectfully,

Thomas P. Meehan President, Meehan Mutual Funds, Inc.

MEEHAN MUTUAL FUNDS, INC.
7250 Woodmont Avenue, Suite 315
Bethesda, Maryland 20814

NOTICE OF MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 20, 2017

To Shareholders of the Meehan Focus Fund:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of Meehan Focus Fund (the “Existing Fund”), a series of Meehan Mutual Funds, Inc. (“Meehan”), an open-end management investment company organized as a Maryland corporation, will be held at 10:30 a.m. Eastern time on October 20, 2017, at the offices of Ultimus Fund Solutions, LLC located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45244, to consider and vote on the following:

1. A proposal to approve the reorganization of the Existing Fund into the “New Fund” (as defined below) (such transactions, collectively referred to as the “Reorganization”), pursuant to an Agreement and Plan of Reorganization and Termination (the “Plan”).

2. To transact any other business that may properly come before the Meeting or any adjournment thereof.

Pursuant to the Plan, the Existing Fund will transfer all its assets and liabilities to the Meehan Focus Fund (the “New Fund”), a new series of the Ultimus Managers Trust (“UMT”), an open-end management investment company organized as an Ohio business trust, in exchange for full and fractional shares of the New Fund and the New Fund’s assumption of all the liabilities of the Existing Fund. The shares of the New Fund received by the Existing Fund will be distributed pro rata to the Existing Fund’s shareholders. After the Reorganization, the Existing Fund will be terminated as a series of Meehan. The New Fund will have the same investment adviser, fund name and investment objective, and similar principal investment strategies, principal risks, and policies as the Existing Fund. The proposed Reorganization is described in the attached Combined Proxy Statement and Prospectus. The form of Agreement and Plan of Reorganization and Termination is attached as Appendix A to the Combined Proxy Statement and Prospectus.

Shareholders of record as of the close of business on August 15, 2017 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

The Board of Directors of Meehan has approved the Reorganization pursuant to the Plan and recommends that you vote “FOR” the Reorganization pursuant to the Plan.
By Order of the Board of Directors,

R. Jordan Smyth, Jr. Secretary, Meehan Mutual Funds, Inc.

October 2, 2017

Your vote is important. Please fill in, date, sign and return the enclosed proxy card promptly in the enclosed postage-paid envelope whether you plan to be present at the meeting. You can also vote by telephone by calling 1-301-543-8881. you may still vote in person if you attend the meeting.

MEEHAN MUTUAL FUNDS, INC.
7250 Woodmont Avenue, Suite 315
Bethesda, Maryland 20814

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT

Dated: October 2, 2017

The following questions and answers provide an overview of key features of the proposed Reorganization. Please call 1-301-543-8881 with any questions about the Reorganization or the Combined Proxy Statement and Prospectus generally or to obtain a copy of the Existing Fund’s prospectus, statement of additional information, and shareholder reports.

1.	What is this document and why did we send it to you?

The attached document is a proxy statement for Meehan Focus Fund (the “Existing Fund”), a series of Meehan Mutual Funds, Inc. (“Meehan”), and a prospectus for shares of the new Meehan Focus Fund (the “New Fund”), a newly created series of Ultimus Managers Trust (“UMT”). The purpose of this Combined Proxy Statement and Prospectus is to solicit votes from shareholders of the Existing Fund to approve the proposed reorganization of the Existing Fund into the New Fund (the “Reorganization”) as described in the Agreement and Plan of Reorganization and Termination between Meehan on behalf of the Existing Fund and UMT on behalf of the New Fund (the “Plan”).

The New Fund will have the same investment adviser, name and investment objective, and similar principal investment strategies, principal risks, and policies as the Existing Fund. After the Reorganization, Meehan Investment Advisors, Inc. (the “Adviser”), the current investment adviser for the Existing Fund, will continue to serve as investment adviser to the New Fund. It is anticipated that the New Fund will continue to be managed by the same portfolio management team of the Existing Fund: Thomas P. Meehan, Paul P. Meehan, and R. Jordan Smyth, Jr. Please refer to the enclosed Combined Proxy Statement and Prospectus for a description of the qualifications and business experience of the portfolio management team.

Shareholder approval is needed to proceed with the Reorganization of the Existing Fund pursuant to the Plan, and a special meeting of shareholders of the Existing Fund will be held on October 20, 2017 to consider whether to approve the Reorganization.

2.	What is the purpose of the Reorganization?

The Adviser is proposing this Reorganization because the Adviser believes the Reorganization will allow it to devote more of its resources and attention to managing the New Fund’s portfolio, which will benefit the shareholders. The Adviser is currently responsible for performing investment advisory services and administrative duties to the Existing Fund. Under the New Fund structure, the Adviser will continue providing investment advisory services and the New Fund’s other service providers will perform certain administrative and other duties. The Adviser also expects that shareholders may benefit from additional distribution opportunities that will be available to the New Fund as compared to the Existing Fund. As a series of UMT, the New Fund will be included on master agreements with various intermediaries that will expedite the New Fund’s inclusion on selling platforms.

The Adviser recommended that the Meehan Board of Directors approve the Plan based on the Adviser’s conclusions that the New Fund, operating on the UMT platform, offers shareholders an opportunity to invest in a fund with similar investment strategies and would allow it to take advantage of being part of a multi-series trust, such as participating in distribution arrangements and sharing expenses with other series in UMT. As part of a shared series trust, the New Fund expects to be able to reduce some of the Existing Fund’s operating costs due to economies of scale and the sharing of expenses with other series in UMT. The Adviser has agreed to enter into a contractual expense limitation agreement with the New Fund that is expected to maintain the net expense ratio of the New Fund at the same as the Existing Fund through March 1, 2019.

3.	How will the Reorganization affect me as a shareholder?

If you are a shareholder of the Existing Fund, you will become a shareholder of the New Fund as a result of the Reorganization. The shares of the New Fund that you receive immediately following the Reorganization will have a total net asset value (“NAV”) equal to the total NAV of the shares you held in the Existing Fund as of the closing date of the Reorganization. The Existing Fund’s Reorganization is expected to be tax-free to the Existing Fund and its shareholders.

It is anticipated that the Reorganization will not shift day-to-day portfolio management responsibility. The New Fund has engaged the Adviser to manage the New Fund, and the portfolio management team that is currently responsible for managing the Existing Fund is expected to remain in place. The New Fund will have the same investment objective and similar principal investment strategies as the Existing Fund. The New Fund’s Board of Trustees (the “UMT Board”), officers and legal counsel will be different from those of the Existing Fund. For information on the UMT Board and officers please see the New Fund’s Statement of Additional Information (“SAI”) filed with the SEC on May 22, 2017.

The fund administrator, fund accountant, transfer agent, custodian, principal underwriter/distributor, and independent registered public accountant for the New Fund will remain the same as for the Existing Fund, but the New Fund’s legal counsel will change to Kilpatrick Townsend & Stockton LLP. The Existing Fund is a series of a Maryland corporation and the New Fund is a series of UMT, an Ohio business trust.

4.	How will the Reorganization affect the fees and expenses I pay as a shareholder of the Meehan Focus Fund?

The fees and expenses paid by shareholders of the New Fund after the fee reductions are expected to be substantially the same as the fees and expenses paid by shareholders of the Existing Fund. The annual advisory fee for both the Existing Fund and the New Fund is 0.80% of the average daily net assets of the respective Fund. The Adviser has agreed, until March 1, 2019, to maintain an expense cap on the New Fund to limit total annual operating expenses to 1.00% (exclusive of brokerage transaction costs and commissions, taxes, interest, costs related to any securities lending program, transaction charges and interest on borrowed money, acquired fund fees and expenses, distribution and/or shareholder servicing fees, including without limitation, any amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”); extraordinary expenses such as litigation and merger or reorganization costs; proxy solicitation and liquidation costs; indemnification payments to the New Fund service providers, including, without limitation, the Adviser; other expenses not incurred in the ordinary course of the New Fund’s business, and any other expenses the exclusion of which may from time to time be deemed appropriate as an excludable expense and specifically approved by the UMT Board which is expected to result in the New Fund’s net expense ratio being the same as the expense ratio of the Existing Fund through March 1, 2019.

Existing Fund Operating Services Agreement. The Existing Fund has entered into an Operating Services Agreement with the Adviser (“Services Agreement”). Under the terms of the Services Agreement, the Adviser provides, or arranges to provide, day-to-day operational services to the Existing Fund including, but not limited to: accounting; administrative; legal (except litigation); dividend disbursing and transfer agent; registrar; custodial; fund share distribution; shareholder reporting; sub-accounting; and recordkeeping services.

The Existing Fund pays the Adviser for its services under the Services Agreement, on the last day of each month, an annualized fee rate equal to 0.20% of average net assets of the Existing Fund, such fee to be computed daily based upon the daily average net assets of the Existing Fund. Under the Services Agreement, the Adviser may, with the Existing Fund’s permission, employ third parties to assist it in performing the various services required of the Existing Fund. The Adviser is responsible for compensating such parties. The effect of the Advisory Agreement and the Services Agreement together is to place a “cap” on the Existing Fund’s normal operating expenses at 1.00%. The only other expenses that may be incurred by the Existing Fund are brokerage costs, taxes, interest on indebtedness, legal fees relating to Existing Fund litigation, acquired fund fees and expenses, and other extraordinary expenses.

New Fund Expense Limitation Agreement. The Adviser has contractually agreed, until March 1, 2019, to reduce its Management Fee and reimburse Other Expenses to the extent necessary to limit the New Fund’s Total Annual Fund Operating Expenses (exclusive of brokerage transaction costs and commissions, taxes, interest, costs related to any securities lending program, transaction charges and interest on borrowed money, acquired fund fees and expenses, distribution and/or shareholder servicing fees, including without limitation, any amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”); extraordinary expenses such as litigation and merger or reorganization costs; proxy solicitation and liquidation costs; indemnification payments to the New Fund service providers, including, without limitation, the Adviser; other expenses not incurred in the ordinary course of the New Fund’s business, and any other expenses the exclusion of which may from time to time be deemed appropriate as an excludable expense and specifically approved by the UMT Board) to an amount not exceeding 1.00% of the New Fund’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the New Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses of the New Fund to exceed (i) the expense limitation then in effect, if any and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to March 1, 2019, this agreement may not be modified or terminated without the approval of the UMT Board. This agreement will terminate automatically if the New Fund’s investment advisory agreement with the Adviser is terminated.

Shareholders of the New Fund will pay the same redemption fee as shareholders of the Existing Fund: 2.00% of the amount redeemed on shares held fewer than seven calendar days.

5.	How will the Reorganization work?

Pursuant to the Plan, the Existing Fund will transfer all its assets to the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of the Exiting Fund’s liabilities. The Existing Fund will then distribute the shares it receives from the New Fund to shareholders of the Existing Fund in proportion to their holdings of shares in the Existing Fund, whereafter the Existing Fund will be terminated. At the time of the Reorganization, holders of the Existing Fund’s shares will receive shares of the New Fund with the same aggregate NAV as their Existing Fund shares held immediately prior Reorganization.

If the Plan is carried out as proposed, it is not expected that the transaction will have any adverse federal or state tax consequences to the Existing Fund or its shareholders. Please refer to the enclosed Combined Proxy Statement and Prospectus for a detailed explanation of the Reorganization.

6.	What will happen if the Reorganization is not approved?

If the shareholders of the Existing Fund do not approve the Reorganization, then the Existing Fund will continue to operate as a series of Meehan and Meehan’s Board of Directors (the “Meehan Board”) may take any further action it deems to be in the best interests of the Existing Fund and its shareholders.

7.	Why do I need to vote?

Your vote is important and is needed to ensure that the Reorganization proposal can be acted upon. Even if you are a small investor, your vote makes a difference. If too few shareholders vote, the Existing Fund may not receive enough votes to go forward with the special meeting. Your immediate response will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate and vote as soon as possible to avoid any delay in the proposed Reorganization. If necessary, we may ask Existing Fund shareholders to vote on a proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Reorganization pursuant to the Plan.

Shareholders of record as of the close of business on August 15, 2017 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. It is important that all shareholders who receive a proxy vote, even if the shareholder no longer holds shares in the Existing Fund.

8.	How do the Directors recommend that I vote?

After careful consideration, the Board of Directors of Meehan has approved the Reorganization pursuant to the Plan and recommends that you vote “FOR” the Reorganization pursuant to the Plan.

9.	Who is paying for expenses related to the Reorganization?

The Adviser has agreed to pay all the expenses related to the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the New Fund’s Registration Statement and printing and distribution of the Combined Proxy Statement and Prospectus, legal fees, accounting fees, proxy solicitation expenses and other expenses of holding the special meeting. The Adviser expects the expenses of the Reorganization to be approximately $91,000.

10.	How do I vote?

You can vote in one of the following three ways:

1.	complete, sign, date and promptly return the enclosed proxy card in the enclosed postage prepaid envelope;
2.	call the telephone number: 1-301-543-8881; or
3.	attend the shareholder meeting in person

Whether you plan to attend the special meeting, your prompt voting by proxy will help ensure a quorum at the special meeting. Voting by proxy will not prevent you from voting your shares in person at the special meeting. You may revoke your proxy before it is exercised at the special meeting, either by writing to the Secretary of the Existing Fund at the address noted in the Combined Proxy Statement and Prospectus or in person at the special meeting. A prior proxy can also be revoked by submitting a later dated proxy card or by voting again through the number listed above.

11.	What if I have questions?

If you have any questions regarding the proposed Reorganization or how to vote your shares, please do not hesitate to call 1-301-543-8881.

COMBINED PROXY STATEMENT AND PROSPECTUS
October 2, 2017

FOR THE REORGANIZATION OF

MEEHAN FOCUS FUND,
a series of MEEHAN MUTUAL FUNDS, INC.
7250 Woodmont Avenue, Suite 315
Bethesda, Maryland 20814
1-301-543-8881

INTO

MEEHAN FOCUS FUND,
 a series of ULTIMUS MANAGERS TRUST
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
1-866-884-5968

This Combined Proxy Statement and Prospectus is being sent to you in connection with the solicitation of proxies by Meehan Mutual Funds, Inc. (“Meehan”), an open-end management investment company organized as a Maryland corporation, on behalf of the Meehan Focus Fund, a series of Meehan (the “Existing Fund”), in connection with a special meeting of shareholders of the Existing Fund (the “Meeting”) to be held at 10:30 a.m. Eastern time on October 20, 2017, at the offices of Ultimus Fund Solutions, LLC located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. At the Meeting, shareholders of the Existing Fund will be asked to consider the following proposals:

1. A proposal to approve the reorganization of the Existing Fund into the “New Fund” (as defined below) (such transactions, collectively referred to as the “Reorganization”), pursuant to an Agreement and Plan of Reorganization and Termination (the “Plan”).

2. To transact such other business that may properly come before the Meeting or any postponements or adjournments thereof.

Pursuant to the Plan, the Existing Fund will transfer all its assets to the new Meehan Focus Fund (the “New Fund”), a new series of the Ultimus Managers Trust (“UMT”), an open-end management investment company organized as an Ohio business trust, in exchange for full and fractional shares of the New Fund and the New Fund’s assumption of all the liabilities of the Existing Fund. The shares of the New Fund received by the Existing Fund will be distributed pro rata to the Existing Fund’s shareholders. After the Reorganization, the Existing Fund will be terminated as a series of Meehan. The New Fund will have the same investment adviser, name and investment objective, and similar principal investment strategies, principal risks and policies as the Existing Fund.

A copy of the Plan is attached hereto as Appendix A. Shareholders who execute proxies may revoke them at any time before they are voted at the Meeting, either by writing to the Secretary of the Existing Fund at Meehan Focus Fund, 7250 Woodmont Avenue, Suite 315, Bethesda, Maryland 20814, or in person at the Meeting. A prior proxy can also be revoked by submitting a later dated proxy card or by voting again through the number listed in the enclosed voting instructions.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Combined Proxy Statement and Prospectus, which means that they are legally considered to be a part of this Combined Proxy Statement and Prospectus:

•
the Prospectus and Statement of Additional Information (the “SAI”) of the Existing Fund, dated February 28, 2017, is incorporated by reference to Post-Effective Amendment No. 26 to Meehan’s Registration Statement on Form N-1A (File Nos. 333-86655 and 811-09575), filed with the SEC on February 28, 2017 (the “Existing Fund’s Prospectus and SAI”);

•
the report of the Independent Registered Public Accounting Firm for and audited financial statements of the Existing Fund is incorporated by reference to the Annual Report to shareholders of the Existing Fund for its fiscal year ended October 31, 2016, filed on Form N-CSR (File No. 811-09575) with the SEC on December 28, 2016 (the “Existing Fund’s Annual Report”); and

•
the unaudited financial statements of the Existing Fund are incorporated by reference to the Semi-Annual Report to shareholders of the Existing Fund for its fiscal period ended April 30, 2017, filed on Form N-CSR (File No. 811-09575) with the SEC on June 30, 2017 (the “Existing Fund’s Semi-Annual Report”).

Copies of the Existing Fund’s documents are available upon request and without charge by writing to the Existing Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling 1-866-884-5968. Free copies of these Existing Fund documents are also available on Meehan’s website at www.meehanmutualfunds.com. Because the New Fund has not yet commenced operations as of the date of this Combined Proxy Statement and Prospectus, no Annual or Semi-Annual Report to shareholders is available. Once available, copies of this document will be provided upon request and without charge by writing to New Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling 1-866-933-8413.

The Existing Fund’s Prospectus, Annual Report, and Semi-Annual Report have been previously mailed to shareholders of the Existing Fund. The principal offices of Meehan and UMT are identified above. This Combined Proxy Statement and Prospectus will be first sent to shareholders on or about October 2, 2017.

This Combined Proxy Statement and Prospectus includes information about the New Fund that you should know before considering the Plan and resulting Reorganization, and it should be retained for future reference. Additional information contained in the SAI of the New Fund relating to this Combined Proxy Statement and Prospectus, as required by the SEC, is on file with the SEC. The New Fund’s SAI is available without charge, upon request by calling the toll-free number set forth above for the New Fund or by writing to the New Fund at the address set forth above. The New Fund’s SAI, dated May 22, 2017 (File No. 811-22680), filed with the SEC on May 22, 2017, is incorporated by reference into this Combined Proxy Statement and Prospectus.

The SEC has not approved or disapproved these securities nor has it passed on the accuracy or adequacy of this Combined Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

I.	SYNOPSIS	1
2.	PRINCIPAL RISK FACTORS	5
3.	COMPARISON FEE TABLES AND EXAMPLES	9
4.	THE PROPOSED PLAN AND RESULTING REORGANIZATION	12
5.	INFORMATION ABOUT THE EXISTING FUND AND THE NEW FUND	18
6.	VOTING INFORMATION	33
7.	LEGAL MATTERS	35
8.	EXPERTS	35
9.	INFORMATION FILED WITH THE SEC	36
Appendix A	AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION	A-1
Appendix B	COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES	B-1
Appendix C	FINANCIAL HIGHLIGHTS	C-1

I.	SYNOPSIS

A.	Overview

The following synopsis is a summary of certain information contained elsewhere in this Combined Proxy Statement and Prospectus, including documents incorporated by reference, as well as in the Agreement and Plan of Reorganization and Termination (the “Plan”). This Combined Proxy Statement and Prospectus is qualified by reference to the more complete information contained herein as well as in the Existing Fund’s Prospectus and SAI, as supplemented to date, which includes information about the Existing Fund, and in the Plan attached hereto as Appendix A. Shareholders should read this entire Combined Proxy Statement and Prospectus carefully.

B.	Reasons for the Reorganization and Board Deliberations

At a Meeting of the Board of the Directors (the “Existing Fund’s Board”) held on December 16, 2016 (the “Meehan Board Meeting”), the Independent Directors of the Existing Fund met in Executive Session with their counsel and evaluated information provided by Edgemoor Investment Advisors, Inc., the investment adviser to the Existing Fund (“Adviser”) and UMT. The Existing Fund’s Board then reviewed various factors regarding the proposed Reorganization. They also met separately with the Chief Compliance Officer of the Existing Fund and representatives from UMT. As part of this process, the Existing Fund’s Board requested and evaluated information from the Adviser and UMT regarding the Reorganization, the Plan, the impact of the Reorganization on shareholders of the Existing Fund and the management of the Existing Fund and the New Fund. The Existing Fund’s Board considered, among other matters:

•	The terms and conditions of the Reorganization;
•	The due diligence conducted by them and the Adviser regarding UMT and its service providers;
•	The differences in board, governance, and compliance structures;
•	That the Reorganization would not result in the dilution of shareholders’ interests;
•	The anticipated net expense ratio of the New Fund as compared to Existing Fund;
•	That the investment objective of the New Fund will be identical to that of the Existing Fund;
•	The investment personnel, expertise, and resources of the investment adviser to the Existing Fund and New Fund will remain the same;
•
The Reorganization is expected to allow shareholders to benefit from the platform offered by UMT and its service providers, which will permit the Adviser to devote a greater degree of its resources and attention to managing the New Fund’s portfolio;

•	That the Adviser expects that shareholders may benefit from greater distribution of the New Fund’s shares;
•	That the Reorganization will provide continuity in the servicing of shareholders of the New Fund because the administrator, distributor, fund accountant, and transfer agent will all be the same;
•	That the Adviser will bear all of the expenses incurred by the Existing Fund and the New Fund in connection with the Reorganization;
•	The New Fund will assume all of the liabilities of the Existing Fund;
•	The Reorganization is expected to be a tax-free transaction for federal income tax purposes; and
•	The shareholders of the Existing Fund will continue to have the ability to redeem their shares prior to the Reorganization.

After reviewing the foregoing factors, the Existing Fund’s Board, in its business judgment, determined that the Reorganization, as contemplated by the Plan, is in the best interests of the Existing Fund’s shareholders and that their interests would not be diluted as a result of the transaction contemplated by the Reorganization pursuant to the Plan.

The Meehan Board has approved the Reorganization pursuant to the Plan and recommends that you vote “FOR” the Reorganization pursuant to the Plan.

If all of the requisite approvals are obtained and certain conditions are either met or waived, as set forth in the Plan included in this Combined Proxy Statement and Prospectus as Exhibit A, it is anticipated that the closing of the Reorganization will occur on or about October 20, 2017, or such other date as is agreed to by the parties, provided that the New Fund has obtained prior to that time an opinion of Kilpatrick Townsend & Stockton LLP (“Kilpatrick Townsend”), legal counsel to the New Fund, concerning the tax consequences of the Reorganization as set forth in the Plan. The Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders of the Existing Fund, at any time prior to the closing, (i) by either the Existing Fund or the New Fund, if the other party or the Adviser materially breaches certain provisions of the Plan; (ii) by either the Existing Fund or the New Fund, if certain conditions are not met of the Plan; (iii) by either the Existing Fund or the New Fund, if a government order prohibits the closing of the Reorganization; (iv) by either the Existing Fund or the New Fund if the closing of the Reorganization has not occurred on or before October 31, 2017 or such other date on which the Existing Fund and the New Fund agree; or (v) by the mutual consent of the Existing Fund and the New Fund.

The Adviser has agreed to pay all the expenses related to the Reorganization. The Adviser expects the expenses of the Reorganization to be approximately $91,000. The costs of the Reorganization include, but are not limited to, costs associated with the preparation, filing, printing, and mailing of this Combined Proxy Statement and Prospectus; legal, accounting, and other professional fees; and other expenses of holding the special meeting and expenses incurred in connection with the dissolution and liquidation of the Existing Fund following the Reorganization. In addition to solicitations by mail, certain officers and agents of the Existing Fund also may solicit proxies, without special compensation, by telephone. If shareholders holding a sufficient number of shares of the Existing Fund do not approve the Reorganization, then it is expected that the Existing Fund Board may take any further action as it deems to be in the best interests of the Existing Fund and its shareholders.

C.	The Proposed Plan and Resulting Reorganization

If the Existing Fund’s shareholders approve the Plan and Reorganization, and certain closing conditions are met, the Reorganization is expected to take place as follows:

•	The Existing Fund will transfer all its assets and liabilities to the New Fund;
•	The New Fund will issue shares to the Existing Fund, which will distribute those shares pro rata to its shareholders as applicable;
•	shareholders of the Existing Fund will become shareholders of the New Fund;
•
shares of the New Fund received by shareholders of the Existing Fund at the time of the Reorganization will have the same aggregate NAV as the shares of the Existing Fund held immediately prior to the Reorganization; and

•	the Existing Fund will be liquidated and terminated.

D.	Comparison of the Existing Fund and the New Fund

1.	Investment Objectives, Principal Investment Strategies and Investment Policies

The Existing Fund and the New Fund share the same investment objective, which is to seek long-term growth of capital.

The principal investment strategies of the Existing Fund and the New Fund (individually a “Fund” and collectively referred to as the “Funds”) are similar. Below is a description of the principal investment strategies of both Funds. In addition, Appendix B provides a comparison of the fundamental and non-fundamental investment policies.

Existing Fund

Under normal circumstances, the Existing Fund invests in the common stocks of companies that exhibit the potential for significant growth over at least a three-year period. The Existing Fund normally invests at least 75% of its total assets in a focused portfolio of securities of no more than 25 issuers, including U.S. common stocks or securities convertible into common stock. To identify companies that the Adviser believes have significant growth potential, the Adviser employs a value-oriented approach to stock selection without restriction to a company’s market capitalization. The Adviser seeks to identify companies that exhibit some or all the following criteria: low price-to-earnings ratio; low price-to-book value or tangible asset value; excellent prospects for growth; strong franchise; highly qualified management; consistent free cash flow; and high returns on invested capital.

The Existing Fund may invest up to 25% of its total assets in foreign securities or investment vehicles that provide exposure to foreign securities, such as ETFs and issuer-sponsored ADRs. The Existing Fund will normally invest its remaining assets in cash and cash equivalents, including U.S. government debt instruments (including those issued by U.S. government-sponsored enterprises, which may not be backed by the full faith and credit of the U.S. government) and money market funds. The Existing Fund generally will sell a security if its price has exceeded the Adviser’s estimate of its intrinsic value or when the Adviser believes more attractive investment opportunities exist.

New Fund

Under normal circumstances, the New Fund invests in the common stocks of companies that exhibit the potential for significant growth over at least a three-year period. The New Fund normally invests in a focused portfolio of securities of no more than 45 issuers, including U.S. common stocks or securities convertible into common stock. To identify companies that have significant growth potential, the Adviser employs a value-oriented approach to stock selection without restriction to a company’s market capitalization. The Adviser seeks to identify companies that exhibit some or all the following criteria: low price-to-earnings ratio; low price-to-book value or tangible asset value; excellent prospects for growth; strong franchise; highly qualified management; consistent free cash flow; and high returns on invested capital.

The New Fund may invest in foreign securities or investment vehicles that provide exposure to foreign securities, such as ETFs and issuer-sponsored ADRs. The New Fund will normally invest its remaining assets in cash and cash equivalents, including U.S. government debt instruments, money market funds, and repurchase agreements. The New Fund generally will sell a security if its price has exceeded the Adviser’s estimate of its intrinsic value or when the Adviser believes more attractive investment opportunities exist.

Comparison of Principal Differences Between the Existing Fund and New Fund

The principal difference between the Existing Fund and the New Fund is that the New Fund may invest in a larger number of portfolio holdings. The Existing Fund normally invests at least 75% of its total assets in a focused portfolio of no more than 25 issuers. The New Fund will invest in a focused portfolio of no more than 45 issuers.

A second difference between the Existing Fund and the New Fund is investment limits in foreign securities or investment vehicles that provide exposure to foreign securities (“Foreign Holdings”). The Existing Fund may invest up to 25% of its total assets in Foreign Holdings. The New Fund may invest in Foreign Holdings without limit.

A third difference between the Existing Fund and the New Fund is the fund’s diversification under the 1940 Act. Although the Existing Fund held itself out as a non-diversified investment company, it operated as a diversified investment company for a period of at least three years and, pursuant to SEC interpretations, is now required to operate as a diversified investment company. This means that its portfolio holds:

• 75% or more of its assets are invested in securities;
• No more than 5% of its assets are invested in any one security; and
• No more than 10% of the outstanding shares for any one security.

The New Fund will be non-diversified, which means that its portfolio will not be required to meet the above criteria. To the extent that the New Fund’s portfolio includes a larger number of different issuers than the Existing Fund, it may be less risky due to the diversification of issuer risk. To the extent that the New Fund holds a more focused portfolio (one or more securities make up a large portion of the total portfolio), however, it may be riskier as a decrease in the value of a security may have a greater negative effect on the value of the New Fund.

2.	Investment Advisory Services

Edgemoor Investment Advisors, Inc., 7250 Woodmont Avenue, Suite 315, Bethesda, MD 20814, serves as the investment adviser to the Existing Fund. The Adviser provides the Existing Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. The Adviser is a Maryland corporation and has registered with the SEC as an investment adviser. The Adviser commenced operations in October 1999. In addition to managing the Existing Fund, it provides financial management and advisory services to individuals, corporations, and other institutions. The Adviser has been the investment adviser to the Existing Fund since the commencement of its operations on December 10, 1999.

If the Reorganization is approved, the New Fund’s investment adviser will continue to be Edgemoor Investment Advisors, Inc. after the Reorganization. It is expected that the current portfolio managers for the Existing Fund will continue to be the portfolio managers for the New Fund.

3.	Distribution Services

Ultimus Fund Distributors, LLC, (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, currently serves as the distributor to the Existing Fund, and will be the New Fund’s distributor and will serve as the exclusive agent for the distribution of the New Fund’s shares. The Distributor may sell the New Fund’s shares to or through qualified securities dealers or other approved entities.

4.	Purchase and Redemption Procedures

The Existing Fund and the New Fund have substantially similar purchase and redemption procedures. Purchases and sales (redemptions) of shares of both the Existing Fund and the New Fund are made at the NAV per share next determined after receipt of a purchase or redemption order by the transfer agent.

The minimum initial investment for both the Existing Fund and the New Fund is $5,000 for regular accounts and $2,000 for IRA accounts. The minimum investment requirement may be waived or reduced for any reason at the discretion of the Funds. The minimum additional investment requirement for both the Existing Fund and the New Fund is $100 for all accounts.

The Existing Fund and the New Fund each offer an automatic investment plan, whereby an existing shareholder may authorize the Existing Fund or the New Fund, as applicable, to withdraw from his, her or its personal bank account each month an amount that such shareholder wishes to invest.

E.	Federal Tax Consequences of the Proposed Reorganization

The Existing Fund will have received on the closing date an opinion of Kilpatrick Townsend, legal counsel to the New Fund, for purposes of the Reorganization, to the effect that Kilpatrick Townsend believes that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is anticipated that no gain or loss will be recognized by the Existing Fund upon the transfer of assets solely in exchange for shares of the New Fund and its assumption of liabilities, if any, or by shareholders of the Existing Fund upon their receipt of shares of the New Fund. The tax basis for the shares of the New Fund received by shareholders should be the same as their tax basis for the shares of the Existing Fund to be constructively surrendered in exchange therefore. In addition, the holding period of the shares of the New Fund to be received in connection with the Reorganization should include the period during which the shares of the Existing Fund to be constructively surrendered in exchange therefore were held, provided the latter shares were held as capital assets by the shareholders on the date of the exchange.

2.	PRINCIPAL RISK FACTORS

A discussion regarding principal risks of investing in the Existing Fund and the New Fund is set forth below. Because the New Fund will be managed by the investment adviser to the Existing Fund using the same investment objective and similar principal investment strategies as the Existing Fund, and because, if the Reorganization of the Existing Fund is completed as proposed, the New Fund will obtain the portfolio of the Existing Fund, it is anticipated that the Existing Fund’s and the New Fund’s principal risks will be substantially the same. The differences between the Existing Fund’s and the New Fund’s principal risks arise mainly from differences in the disclosure between the Existing Fund and New Fund.

The principal risks of investing in the Funds are as follows (if there is no corresponding risk disclosure for a Fund, the table has a blank cell):

PRINCIPAL RISKS
EXISTING FUND	NEW FUND
Introduction
An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. It is important that investors closely review and understand the risks of investing in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed income markets may negatively affect many issuers worldwide, which could have an adverse impact on the Fund.

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the Fund and there is no assurance that the Fund will achieve its investment objective. Because of the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund is not intended to be complete investment program. The principal risks of an investment in the Fund are described below.

ADR Risk
ADR risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, ADRs may not track the price of the underlying foreign securities, and their value may change materially at times when U.S. markets are not open for trading.
See “Foreign Securities Risk” below.
Credit Risk
The Fund could lose money if the issuer of a fixed-income security, including securities convertible into common stock, is unable to meet its financial obligations or goes bankrupt.
The Fund could lose money if the issuer of a fixed-income security, including securities convertible into common stock, is unable to meet its financial obligations or goes bankrupt. Credit risk typically applies to fixed-income securities, but generally is not a factor for U.S. government obligations.

Convertible Securities Risk

Convertible securities are subject to the risks of both debt securities and equity securities. The value of convertible securities tends to decline as interest rates rise and, due to the conversion feature, to vary with fluctuations in the market value of the underlying equity security.

Equity Securities Risk

Equity prices are volatile and the value of such securities in the Fund’s portfolio may decline due to fluctuations in market prices, interest rates, national and international economic conditions, or other market events. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Under such circumstances, price of the Fund’s shares will also decline.

ETF Risk	Risks of Investing in ETFs and Money Market Funds
The Fund may invest in shares of other registered investment companies, including ETFs and money market funds. The Fund will indirectly bear the fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. The Fund is also subject to the risks associated with investments in and held by those underlying funds.

The Fund may invest in shares of other registered investment companies, including ETFs and money market funds. Most ETFs are registered investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index. A fund that invests in shares of other registered investment companies will indirectly bear fees and expenses charged by those underlying funds, in addition to the Fund’s direct fees and expenses. The Fund is also subject to the risks associated with investments in and held by those underlying funds.

Focused Portfolio and Non-Diversification Risk

The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. The Fund generally will hold a core portfolio of securities of fewer companies than a more diversified fund, and a change in the value of a single company may have a greater impact on the Fund’s net asset value (“NAV”) than such a change would have on a more diversified fund. A non-diversified fund’s NAV per share and total returns may be more volatile or fall more in times of weaker markets than a conventional diversified fund.

Foreign Securities Risk
The Fund’s investments in foreign securities are subject to the risks of currency exchange rate fluctuations, political unrest, economic instability, less stringent regulation, capital controls and changes in foreign laws.

The Fund’s investments in foreign securities are subject to the risks of currency exchange rate fluctuations, political unrest, economic instability, less stringent regulation, capital controls and changes in foreign laws. ADRs are subject to risks similar to those associated with direct investments in foreign securities. ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer.

Growth Investing Risk

Investments in growth stocks present the risks that the stocks’ valuation growth will not be realized, the stocks react differently than the market as whole or other types of stock, and the stocks are more sensitive to changes in their companies’ earnings and more volatile than other types of stock. In addition, the Fund’s growth investment style may go out of favor with investors during certain parts of the market cycle, which may negatively affect the Fund’s performance.

Interest Rate Risk
Interest rate risk is the risk that the value of the Fund’s investments in fixed income securities, including securities convertible into common stock, will fall when interest rates rise. An increase in interest rates may also dampen economic growth. Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to rising interest rates. The effect of increasing interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund.

Interest rate risk is the risk that the value of the Fund’s investments in fixed income securities, including securities convertible into common stock, will fall when interest rates rise. As of the date of the New Fund’s prospectus, interest rates continue to be near historic lows, which may increase the Fund’s exposure to interest rate risk. The effect of increasing interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund.

Large-Capitalization Company Risk

Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. There may be times when the returns from large-capitalization companies generally trail returns of smaller companies or the overall stock market.

Preferred Stock Risk
Preferred stock is subject to interest rate risk, and may have mandatory sinking fund or call provisions, which can have a negative impact on the stock's price when interest rates decline.
Management Risk	Active Management Risk
The Fund is actively managed and its performance therefore will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Fund’s investment objective. The Fund may underperform other mutual funds with similar objectives.
Due to the active management of the Fund by the Adviser, the Fund could underperform its benchmark index or other funds with similar investment objectives and strategies.
Small to Mid-Capitalization Stock Risk
Small and mid-capitalization companies may have narrower commercial markets, less liquidity, more volatile share prices and less financial resources than large-capitalization companies.	Small and mid-capitalization companies may have narrower commercial markets, less liquidity, more volatile share prices and less financial resources than large-capitalization companies.
Stock Market Risk
The broad stock market or particular holdings of the Fund may decline in value, resulting in a loss to the Fund. Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet redemptions. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.

The broad stock market or particular holdings of the Fund may decline in value, resulting in a loss to the Fund. Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficult in selling investments to meet redemptions.

Value Investing Risk
Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company's intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may not be undervalued.

Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company's intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may not be undervalued.

3.	COMPARISON FEE TABLES AND EXAMPLES

A.	Fee Tables

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Existing Fund and the New Fund (each referred to as a “Fund” as appropriate). The expenses for the Existing Fund are based on expenses incurred by the Existing Fund during its most-recently completed fiscal year ended October 31, 2016. Only pro forma information has been presented with respect to the New Fund because the New Fund will not commence operations until the Reorganization is completed. The Reorganization itself will not cause a shareholder to directly pay any additional fees.

FEES AND EXPENSES
	Existing Fund	Pro Forma: New Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of the amount redeemed for shares held fewer than seven calendar days)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution and/or Service (12b-1)Fees	0.00%	None
Other Expenses	0.20%	0.35%(1)
Acquired Fund Fees and Expenses(2)	0.02%	0.02%(1)
Total Annual Fund Operating Expenses	1.02%	1.17%
Fee Reduction/Expense Reimbursement	NA	(0.15%)(3)
Total Annual Fund Operating Expenses (After Fee Reduction or Expense Reimbursement)	NA	1.02%

(1)	“Other Expenses” and “Acquired Fund Fees and Expenses” for the New Fund are based on estimated amounts for the New Fund.

(2)
“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements” will not correlate to the ratio of expenses to the average net assets in each Fund’s Financial Highlights, which reflect the operating expenses of each Fund and do not include “Acquired Fund Fees and Expenses.”

(3)
Effective upon the closing of the Reorganization, the Adviser has contractually agreed to reduce its Management Fees and/or reimburse the New Fund until March 1, 2019 in order to limit the New Fund’s Total Annual Fund Operating Expenses (exclusive of brokerage transaction costs and commissions; taxes; interest; costs related to any securities lending program; transaction charges and interest on borrowed money; Acquired Fund fees and expenses; distribution and/or shareholder servicing fees, including without limitation, any amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”); extraordinary expenses such as litigation and merger or reorganization costs; proxy solicitation and liquidation costs; indemnification payments to New Fund service providers, including, without limitation, the Adviser; other expenses not incurred in the ordinary course of the New Fund’s business, and any other expenses the exclusion of which may from time to time be deemed appropriate as an excludable expense and specifically approved by the UMT Board of Trustees (the “UMT Board”)) to an amount not exceeding 1.00% of the New Fund’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the New Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses of the New Fund to exceed (i) the expense limitation then in effect, if any and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to March 1, 2019, this agreement may not be modified or terminated without the approval of the UMT Board. This agreement will terminate automatically if the New Fund’s investment advisory agreement with the Adviser is terminated.

B.	Example

This example will help you compare the cost of investing in the Existing Fund and the New Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all your shares at the end of those periods. With respect to the New Fund, the example assumes that the Reorganization has been completed. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same, except that the contractual agreement to reduce management fees and reimburse expenses remains in effect with respect to the New Fund until March 1, 2019. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Existing Fund	Pro Forma: New Fund
1 Year	$ 104	$ 104
3 Years	$ 326	$ 336
5 Years	$ 566	$ 607
10 Years	$1,225	$1,380

C.	Expense Limitation Agreements

Existing Fund

The Existing Fund does not operate under an Expense Limitation Agreement. The Existing Fund has entered into an Operating Services Agreement with the Adviser (“Services Agreement”). Under the terms of the Services Agreement, the Adviser provides, or arranges to provide, day-to-day operational services to the Existing Fund including, but not limited to: accounting; administrative; legal (except litigation); dividend disbursing and transfer agent; registrar; custodial; fund share distribution; shareholder reporting; sub-accounting; and recordkeeping services.

The Existing Fund pays the Adviser for its services under the Services Agreement, on the last day of each month, an annualized fee rate equal to 0.20% of average net assets of the Existing Fund, such fee to be computed daily based upon the daily average net assets of the Existing Fund. Under the Services Agreement, the Adviser may, with the Existing Fund’s permission, employ third parties to assist it in performing the various services required of the Existing Fund. The Adviser is responsible for compensating such parties. The effect of the Advisory Agreement and the Services Agreement together is to place a “cap” on the Existing Fund’s normal operating expenses at 1.00%. The only other expenses that may be incurred by the Existing Fund are brokerage costs, taxes, interest on indebtedness, legal fees relating to Existing Fund litigation, acquired fund fees and expenses, and other extraordinary expenses.

New Fund

The Adviser has contractually agreed under an Expense Limitation Agreement, until March 1, 2019, to reduce its Management Fees and reimburse Other Expenses to the extent necessary to limit the New Fund’s Total Annual Fund Operating Expenses (exclusive of brokerage transaction costs and commissions; taxes; interest; costs related to any securities lending program; transaction charges and interest on borrowed money; Acquired Fund fees and expenses; distribution and/or shareholder servicing fees, including without limitation, any amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act; extraordinary expenses such as litigation and merger or reorganization costs; proxy solicitation and liquidation costs; indemnification payments to New Fund service providers, including, without limitation, the Adviser; other expenses not incurred in the ordinary course of the New Fund’s business, and any other expenses the exclusion of which may from time to time be deemed appropriate as an excludable expense and specifically approved by the UMT Board) to an amount not exceeding 1.00% of the New Fund’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the New Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed (i) the expense limitation then in effect, if any and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. The Expense Limitation Agreement may be terminated by the Adviser or the UMT Board at the end of the current term upon not less than 90 days’ notice to the other party as set forth in the Expense Limitation Agreement. The Expense Limitation Agreement will terminate automatically if the New Fund’s investment advisory agreement with the Adviser is terminated.

4.	THE PROPOSED PLAN AND RESULTING REORGANIZATION

The Plan sets forth the terms by which the Existing Fund will be reorganized into the New Fund. The form of Plan is attached as Appendix A, and the description of the Plan contained herein is qualified in its entirety by the attached Plan. The following is a summary of key information concerning the proposed Reorganization.

A.	Summary of the Proposed Reorganization

The Plan provides that upon the transfer of substantially all the assets and all the liabilities of the Existing Fund to the New Fund, the New Fund will issue to the Existing Fund that number of full and fractional shares having an aggregate NAV equal in value to the aggregate NAV of the Existing Fund’s shares, calculated as of the close of business (4:00 p.m. Eastern time) on the closing date of the Reorganization (the “Closing Date”). The Existing Fund will then distribute the shares it receives from the New Fund to shareholders of the Existing Fund in proportion to their holdings of shares in the Existing Fund, in liquidation of the Existing Fund. Existing Fund shareholders will receive shares of the New Fund based on their respective holdings in the Existing Fund as of the close of business (4:00 p.m. Eastern Time) on the Closing Date (the “Valuation Time”).

Upon completion of the Reorganization, each shareholder of the Existing Fund will own that number of full and fractional shares of the New Fund having an aggregate NAV equal to the aggregate NAV of such shareholder’s shares, as applicable, held in the Existing Fund as of the Valuation Time. Such shares will be held in an account with the New Fund identical in all material respects to the account currently maintained by the Existing Fund for such shareholder.

Until the Valuation Time, shareholders of the Existing Fund will continue to be able to redeem their shares at the NAV next determined after receipt by the Existing Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Valuation Time will be treated as requests received for the redemption or purchase of shares of the New Fund. After the Reorganization, all the issued and outstanding shares of the Existing Fund will be canceled on the books of the Existing Fund and the transfer agent’s books of the Existing Fund will be permanently closed.

The Reorganization is subject to many conditions, including, without limitation, the receipt of a legal opinion from Kilpatrick Townsend, counsel of the New Fund, addressed to the Existing Fund and the New Fund. This opinion will address certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Plan. Assuming satisfaction of the conditions in the Plan, the Closing Date of the Reorganization will be at the close of business on or about October 20, 2017 or such other date as is agreed to by the parties.

The Plan may not be changed except by an agreement signed by each party to the Plan.

B.	Description of the New Fund Shares

The New Fund shares issued to the Existing Fund shareholders in connection with the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The New Fund shares may be sold and redeemed based upon the NAV of the New Fund next determined after receipt of the purchase or redemption request, as described in the New Fund’s prospectus.

C.	Reasons for the Reorganization Considered by the Meehan Board

The Meehan Board, including a majority of the Independent Directors, based on information it requested and received from the Adviser and UMT, has determined that the interests of the Existing Fund’s shareholders will not be diluted as a result of the proposed Reorganization and that the proposed Reorganization is in the best interests of the Existing Fund’s shareholders.

The reasons for the Reorganization are described above under “Synopsis - Reasons for the Reorganization and Board Deliberations.”

D.	Federal Income Tax Consequences

The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes. Kilpatrick Townsend, counsel to the New Fund, has been asked to deliver to the New Fund and the Existing Fund an opinion, and the closing of the Reorganization will be conditioned on receipt of such an opinion, substantially to the effect that, based on existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, for U.S. federal income tax purposes:

•
The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Existing Fund and the New Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•
Under Code Section 361, no gain or loss will be recognized by the New Fund upon its receipt of the Existing Fund’s assets in exchange for New Fund shares and the assumption by the New Fund of the liabilities of the Existing Fund pursuant to the Plan;

•
The tax basis of the Existing Fund’s assets transferred by the Existing Fund to the New Fund in the Reorganization will be the same as the basis of such assets in the hands of the Existing Fund immediately prior to the transfer, and the holding periods of the Existing Fund’s assets in the hands of the New Fund will include the periods during which such assets were held by the Existing Fund;

•
No gain or loss will be recognized by the Existing Fund upon the transfer of its assets to the New Fund in exchange for the New Fund shares and the assumption by the New Fund of the liabilities of the Existing Fund, or upon the distribution of the New Fund shares by the Existing Fund to its shareholders in complete liquidation of the Existing Fund;

•	No gain or loss will be recognized by the Existing Fund’s shareholders upon the receipt of New Fund shares of the New Fund in complete liquidation of such the Existing Fund;

•
The aggregate tax basis of the New Fund shares received by a shareholder of the Existing Fund in connection with the Reorganization will be the same as the aggregate tax basis of such shareholder’s the Existing Fund shares immediately before the Reorganization, and the holding period of the New Fund shares will include the period during which such shareholder held the Existing Fund shares (provided the shareholder held the Existing Fund shares as capital assets);

•
The New Fund will succeed to and take into account the items of the Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations thereunder; and

•
The taxable year of the Existing Fund will not end as a result of the Reorganization, and the part of the taxable year of the Existing Fund before the Reorganization and the part of the taxable year of the New Fund after the Reorganization will constitute a single taxable year of the New Fund.

Although the Existing Fund is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for its shareholders. Additionally, the Funds have not sought, and will not seek, a private letter ruling from the Internal Revenue Service (“IRS”) with respect to the federal income tax consequences of the Reorganization. The Kilpatrick Townsend opinion will be based on certain factual certifications made by officers of Meehan and UMT and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with Kilpatrick Townsend. An opinion of counsel is not binding upon the IRS or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Existing Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Existing Fund shares and the fair market value of the shares of the New Fund he or she received in the Reorganization.

While the Existing Fund has no capital loss carryforwards as of the end of the fiscal year ended October 31, 2016, to the extent the Existing Fund has capital loss carryforwards at the closing of the Reorganization, these capital losses may be available to the New Fund to offset its capital gains, although the amount of offsetting losses in any given year will be limited. After the Reorganization, these losses will be available to the New Fund to offset its capital gains, although the amount of offsetting losses in any given year will be limited. As a result of this limitation, it is possible that the New Fund may not be able to use these losses as rapidly as the Existing Fund might have, and part of these losses may not be useable at all. The ability of the New Fund to utilize the Existing Fund’s accumulated capital loss carryforward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset.

Although the Reorganization is expected to be tax-free for shareholders, the Existing Fund may make one or more distributions to shareholders prior to the closing of the Reorganization. Any such distribution generally will be taxable to shareholders as ordinary income or capital gain.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S., and other tax laws.

E.	Comparison of Shareholder Rights

Set forth below is a discussion of the material similarities and differences in the rights of shareholders of the Existing Fund versus the rights of shareholders of the New Fund. This discussion is qualified in its entirety by the governing documents of Meehan and UMT, which are available on the SEC’s website.

Governing Law. The Existing Fund is a diversified separate series of Meehan (or the “Company”). The New Fund is organized as a non-diversified separate series of UMT (or the “Trust”). Meehan is organized as a Maryland corporation and UMT is organized as an Ohio business trust. Because Meehan and UMT are organized as different legal entities under different state laws, the state laws governing the Existing Fund and the New Fund will be different.

The Existing Fund is authorized to issue initially 100,000,000 shares of stock and the New Fund is authorized to issue an unlimited number of shares of beneficial interest. The operations of the Existing Fund and the New Fund are each governed by their respective organizational documents, the Articles of Amendment and Restatement dated October 25, 2001 (the “Charter”) for Meehan, the Agreement and Declaration of Trust dated February 28, 2012 (the “Declaration of Trust”) for UMT, and their respective By-Laws (together with the Charter and Declaration of Trust, the “Governing Documents”) and applicable state law.

Term of Directors/Trustees; Removal of Directors/Trustees. The Meehan By-Laws provide that the Directors shall be elected annually, provided that if no annual meeting is required to be held, such election shall occur at the next annual meeting. The term of office for each Meehan Director is from the time of his or her election until the election of the Director succeeding him or her. The Meehan By-Laws and the UMT Declaration of Trust each generally provides that the Meehan Directors and the UMT Trustees, respectively, shall serve for a term of unlimited duration, subject to their resignation, death, retirement or removal. The Meehan By-Laws state that any Director may be removed by a majority vote of shareholders. The Declaration of Trust states that any Trustee may be removed at any time by the action of two-thirds of the remaining Trustees or by vote of shareholders owning at least two-thirds of the outstanding shares of Trust.

Director/Trustee Liability and Indemnification. Under Maryland law, directors of a corporation who satisfy their statutory standard of conduct have no liability due to being or having been a director. In addition, the Meehan Charter provides that, to the fullest extent permitted by law, no director or officer shall be personally liable to Meehan or its shareholders for money damages. Under Ohio law, trustees of a statutory trust or business trust, respectively, are generally afforded by statute the same limited liability as their Ohio corporate counterparts and are permitted liberal indemnification rights. Neither party’s Governing Documents protect Directors or Trustees from any indemnification for or liability to which they may be subject as a result of their bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of the office of Director or Trustee. Both Meehan and UMT are required to indemnify their respective Directors or Trustees and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or Directors or Trustees, except under certain limited circumstances relating to the culpability of such officers or Directors or Trustees.

Shareholder Meetings. Under both Maryland and Ohio law, neither Meehan nor UMT are currently required to hold annual meetings of shareholders, and neither Meehan’s By-Laws nor UMT’s Declaration of Trust requires the respective Board to hold annual meetings of shareholders. Both the Charter and the Declaration of Trust provide that the applicable Board of Directors or Trustees will determine whether and when shareholder meetings will be held. Subject to certain requirements, under the Meehan By-Laws, a special meeting of the shareholders will be called by Meehan’s Secretary if shareholders holding not less than 10% of the then-outstanding shares of the Existing Fund request a special meeting, and shareholders must be given 10-90 days’ notice of any shareholder meeting. The Trust’s Bylaws provide that the UMT Board may call meetings of the shareholders from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders or upon any other matter deemed by the UMT Board to be necessary or desirable. The Trust’s Bylaws also generally provides that the UMT Board shall call a meeting of the shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding not less than 10% of the shares of the Trust then outstanding. Further, the Trust’s Bylaws generally provide that if the UMT Board fails to call a meeting of shareholders for a period of 30 days after written application by shareholders holding at least 25% of the shares then outstanding requesting a meeting be called for any other purpose requiring action by the shareholders, then the shareholders holding at least 25% of the shares then outstanding may call such meeting. Meehan’s By-Laws state that, except as required by law, one-third of shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law or regulation permits or requires that holders of any series or class shall vote as a series or class, then one-third of the aggregate number of shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class. The holders of a majority of shares entitled to vote at a meeting, if sufficient to constitute a quorum, or any person entitled to preside or act as secretary of the meeting may adjourn the meeting.

Shareholders of Meehan and UMT generally have the power to vote (i) for the election of Directors or Trustees, (ii) with respect to any contract with a contracting party as to which shareholder approval is required by the 1940 Act, and (iii) with respect to such additional matters required by law, the Governing Documents or any registration of the Company or the Trust with the SEC or any state, or as the Directors or Trustees may consider desirable.

Shareholder Liability. Meehan is a Maryland corporation. Under Ohio law, shareholders of a business trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the fund or the fund’s investment advisor was unable to meet any legal obligations to Meehan or UMT. Meehan has a fidelity bond but no other insurance. Under Maryland law, shareholders of a corporation generally are not personally liable for debts or obligations of a corporation. UMT has a fidelity bond and professional liability insurance. The Declaration of Trust for UMT provides that any shareholder or former shareholder of the Trust shall not be held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a shareholder, and UMT is required to indemnify its respective shareholders and former shareholders against all losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason from the assets of the applicable series.

Series Liability. The Existing Fund is the sole series of Meehan, while the New Fund is one of several series of UMT. Under Ohio law, the liabilities of a business trust, like UMT, shall extend to the whole of the trust estate held by such trustee or trustees. Accordingly, the New Fund may be liable for the debts and obligations of other series of UMT. However, to reduce the likelihood of the assets of a series in UMT being used to pay the debts and obligations of another series within the Trust, UMT’s Declaration of Trust contains provisions intended to limit the liabilities of each series to the applicable series. In addition, the Trustees and officers of UMT intend that notice of such limitation be given in each contract, instrument, certificate, or undertaking made or issued on behalf of UMT by the Trustees or officers. There is no guarantee that the foregoing steps will prove effective or that UMT will be successful in preventing the assets of one series from being available to creditors of another series. Maryland law provides for the ability to limit liabilities of a series such that creditors of one series only have recourse against the assets of that series and not those of other series in the Company, which Meehan has included in its Charter. In addition, governing documents under Maryland law must make appropriate references to the limitation of inter-series liability. As noted above, the Existing Fund is currently the only series in Meehan.

Board of Directors or Trustees. The Existing Fund is a series of a corporation with a Board of Directors and the New Fund is a series of a trust with a Board of Trustees. The composition of the Meehan Board is different from that of the UMT Board, both in terms of membership and size.

Inspection Rights. A shareholder of the Existing Fund has no right to access records of the Existing Fund except as authorized by the Meehan Board. The UMT Declaration of Trust provides that the records of the Trust shall be open to inspection by shareholders to the same extent as is permitted to stockholders of an Ohio corporation under the Ohio General Corporation Law. Generally, under Ohio General Corporation Law, a stockholder upon written demand stating the specific purpose thereof, has the right to examine in person or by agent or attorney at any reasonable time and for any reasonable and proper purpose the articles of the corporation, its regulations, its books and records of account, minutes, and records of shareholders, and voting trust agreements, if any, on file with the Trust, and to make copies or extracts thereof.

Derivative Actions. Maryland corporate law, to which Meehan is subject, and UMT’s Declaration of Trust provide that no shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of Meehan or UMT or any series or class thereof without first making demand on the Directors or Trustees requesting the Directors or Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to Meehan or UMT or any series or class thereof would otherwise result, or if a majority of the Directors or Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue.

Amendments to Governing Documents. Both the Charter and the Declaration of Trust provide broad flexibility as to the manner of amending and/or restating their respective Governing Documents. The Charter allows Meehan to amend its Charter as permitted by law, which typically will require approval by at least 2/3s of the outstanding shares of Meehan. The Meehan Bylaws may be amended by at least a majority of Meehan shareholders or the Meehan Board. No amendments to the Meehan Bylaws may be made that would limit or eliminate any indemnification or limitation of liability of conduct prior to the amendment. The Charter or Declaration of Trust may be amended or supplemented by the applicable Board of Trustees by an instrument in writing signed by a majority of Trustees. UMT’s Declaration of Trust explicitly prohibits any amendment that (1) limits the rights to indemnification or insurance with respect to action or omission of Trustees and officers or (2) would impair the exemption from personal liability of the shareholders, Trustees, officers, employees and agents of the Trust or permit assessments upon shareholders. UMT’s Declaration of Trust prohibits any amendment that would impair the exemption from personal liability of the shareholders, Trustees, officers, employees and agents of the Trust or permit assessments upon shareholders without the express consent of each shareholder or Trustee involved.

For more information, refer to the February 28, 2017 SAI for the Existing Fund and the May 22, 2017 SAI for the New Fund, each of which is incorporated by reference into this Combined Proxy Statement and Prospectus.

F.	Capitalization

The following table shows the capitalization of the Existing Fund and the New Fund and the pro forma combined capitalization of the New Fund on an unaudited basis as of September 1, 2017, as if the Reorganization had occurred on that date:

	Existing Fund	New Fund*	New Fund Pro Forma Combined
Net assets	$60,102,617	---	$60,102,617
Shares outstanding	2,633,342	---	2,633,342
Net asset value per share	$22.82	---	$22.82

*	Prior to the proposed Reorganization, the New Fund is not expected to have any assets.

5.	INFORMATION ABOUT THE EXISTING FUND AND THE NEW FUND

A.	Investment Objective and Investment Strategies

Existing Fund

Investment Objective: The Existing Fund seeks Long-term growth of capital.

New Fund

Investment Objective: The New Fund seeks Long-term growth of capital. The UMT Board has reserved the right to change the investment objective of the New Fund without shareholder approval upon at least 60 days’ prior written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Existing Fund and the New Fund have similar principal investment strategies. Below is a description of the principal investment strategies of each Fund.

Existing Fund

Under normal circumstances, the Existing Fund invests in the common stocks of companies that exhibit the potential for significant growth over at least a three-year period. The Existing Fund normally invests at least 75% of its total assets in a focused portfolio of securities of no more than 25 issuers, including U.S. common stocks or securities convertible into common stock. To identify companies that the Adviser believes have significant growth potential, the Adviser employs a value-oriented approach to stock selection without restriction to a company’s market capitalization. The Adviser seeks to identify companies that exhibit some or all the following criteria: low price-to-earnings ratio; low price-to-book value or tangible asset value; excellent prospects for growth; strong franchise; highly qualified management; consistent free cash flow; and high returns on invested capital.

The Existing Fund may invest up to 25% of its total assets in foreign securities or investment vehicles that provide exposure to foreign securities, such as ETFs and issuer-sponsored ADRs. The Existing Fund will normally invest its remaining assets in cash and cash equivalents, including U.S. government debt instrument (including those issued by U.S. government-sponsored enterprises, which may not be backed by the full faith and credit of the U.S. government) and money market funds. The Existing Fund generally will sell a security if its price has exceeded the Adviser’s estimate of its intrinsic value or when the Adviser believes more attractive investment opportunities exist.

New Fund

Under normal circumstances, the New Fund invests in the common stocks of companies that exhibit the potential for significant growth over at least a three-year period. The New Fund normally invests in a focused portfolio of securities of no more than 45 issuers, including U.S. common stocks or securities convertible into common stock. To identify companies that have significant growth potential, the Adviser employs a value-oriented approach to stock selection without restriction to a company’s market capitalization. The Adviser seeks to identify companies that exhibit some or all the following criteria: low price-to-earnings ratio; low price-to-book value or tangible asset value; excellent prospects for growth; strong franchise; highly qualified management; consistent free cash flow; and high returns on invested capital.

The New Fund may invest in foreign securities or investment vehicles that provide exposure to foreign securities, such as ETFs and issuer-sponsored ADRs. The New Fund will normally invest its remaining assets in cash and cash equivalents, including U.S. government debt instruments, money market funds, and repurchase agreements. The New Fund generally will sell a security if its price has exceeded the Adviser’s estimate of its intrinsic value or when the Adviser believes more attractive investment opportunities exist.

The New Fund is non-diversified.

PRINCIPAL RISKS

For a comparison and summary of the Existing Fund’s and the New Fund’s principal risks, please see “Section 1. Synopsis - D. Comparison of the Existing Fund and the New Fund – 2. Principal Risk Factors”, which is located above, and Appendix B.

B.	Fees and Expenses

Existing Fund

For its investment services, the Existing Fund pays, and during the prior fiscal year did pay, the Adviser on a monthly basis an amount that is equal to 0.80% of the average daily net assets of the Existing Fund during the monthly period then ended. Under the Operating Services Agreement, the Existing Fund pays, and during the prior fiscal year did pay, the Adviser on a monthly basis an amount that is equal to 0.20% of the average daily net assets of the Existing Fund during the monthly period then ended.
For more information, please see the discussion under “Comparison Fee Tables and Examples.” See also the discussion of the Existing Fund’s fees and expenses in the prospectus of the Existing Fund, dated February 28, 2017.

New Fund

For its services, the New Fund will pay the Adviser a monthly investment advisory fee computed at the annual rate of 0.80% of the New Fund’s average daily net assets.

For more information, please see the discussion under “Comparison Fee Tables and Examples.”

C.	Performance and Portfolio Turnover

Existing Fund

Please also see the “Portfolio Turnover” and “Performance Information” sections of the Existing Fund’s prospectus dated February 28, 2017, for information about the Existing Fund’s portfolio turnover and performance, respectively. For a discussion of the Existing Fund’s performance during the fiscal year ended October 31, 2016 and of the portfolio turnover of the Existing Fund, please see the Annual Report to Shareholders for the Existing Fund for the fiscal year ended October 31, 2016. How the Existing Fund has performed in the past is not necessarily an indication of how the Existing Fund or the New Fund will perform in the future.

New Fund

This section would normally include a bar chart and a table showing how the New Fund has performed and how its performance has varied from year to year. Because the New Fund has not commenced operations prior to the date of this Combined Proxy Statement and Prospectus, the bar chart and table are not shown.

Because the investment objective of the New Fund will be the same and the principal investment strategies will be similar to that of the Existing Fund, the New Fund expects to treat the performance history of the Existing Fund as its own after the Reorganization.

The New Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when New Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the New Fund’s performance. The New Fund is a new series of UMT and therefore it does not yet have a portfolio turnover rate; however, the New Fund expects to engage in trading of portfolio securities at levels similar to the Existing Fund. During the Existing Fund’s most recent fiscal year, the Existing Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

D.	Investment Adviser and Portfolio Manager

Existing Fund

Edgemoor Investment Advisors, Inc. is the investment adviser to the Existing Fund. For a discussion of the services the Adviser provides to the Existing Fund, see the prospectus of the Existing Fund, dated February 28, 2017. The portfolio managers for the Existing Fund are Thomas P. Meehan, Paul P. Meehan, and R. Jordan Smyth, Jr. who are jointly responsible for the day-to-day management of the Existing Fund.

A discussion of the factors that the Meehan Board considered in approving the Existing Fund’s management agreement is contained in the Existing Fund’s Semi-Annual Report to shareholders for the six-month period ended April 30, 2017.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Existing Fund is available in the Existing Fund’s SAI dated February 28, 2017.

New Fund

As further described below, after the Reorganization, Edgemoor Investment Advisors, Inc., located at 7250 Woodmont Avenue, Suite 315, Bethesda, Maryland 20814, will continue to serve as the investment adviser to the New Fund and will have responsibility for the management of the New Fund’s affairs. The Adviser is a corporation organized under the laws of Maryland and began operations in 1999. In addition to managing the New Fund, it provides financial management and advisory services to individuals, corporations, and other institutions.

It is expected that Thomas P. Meehan, Paul P. Meehan, and R. Jordan Smyth, Jr., the portfolio managers for the Existing Fund, will continue to serve as portfolio managers for the New Fund. Each member of the portfolio management team is jointly responsible for making investment decisions for the New Fund. The business experience of the portfolio managers is described below:

Portfolio Manager	Investment Experience with the Fund	Primary Title with Adviser
Thomas P. Meehan	Since inception of the Existing Fund in 1999	President and Lead Portfolio Manager
Paul P. Meehan	Since 2005 with the Existing Fund	Managing Director and Chief Compliance Officer
R. Jordan Smyth, Jr.	Since 2005 with the Existing Fund	Managing Director

A discussion of the factors considered by the UMT Board in its approval of the New Fund’s investment advisory contract with the Adviser, including the Board’s conclusions with respect thereto, will be available in the New Fund’s first report to shareholders.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the New Fund is available in the New Fund’s SAI.

E.	Net Asset Value

Existing Fund

For a discussion of how the NAV of the Existing Fund’s shares is determined, see the prospectus of the Existing Fund, dated February 28, 2017.

New Fund

The NAV of the New Fund is normally calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Currently, the NYSE is scheduled to be closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To calculate NAV, the New Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The New Fund generally values its portfolio securities at their current market values determined on the basis of available market quotations. However, if market quotations are not available or are considered unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith under procedures adopted by the UMT Board. When fair value pricing is employed, the prices of securities used by the New Fund to calculate its NAV are based on the consideration by the New Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities. To the extent the assets of the New Fund are invested in other registered investment companies, and not listed on an exchange the New Fund’s NAV is calculated based upon the NAVs reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent the New Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the New Fund does not price its shares, the NAV of the New Fund’s shares may change on days when shareholders will not be able to purchase or redeem the New Fund’s shares.

Your order to purchase or redeem shares is priced at the NAV next calculated after your order is received in proper form by the New Fund. An order is in “proper form” if it includes all necessary information and documentation related to a purchase or redemption, and payment in full of the purchase amount.

F.	Purchase and Sale of Fund Shares

There are no material differences in how shares of the Existing Fund and the New Fund may be purchased and sold.

Existing Fund

For a discussion of the Existing Fund’s shares, including how the shares may be purchased and redeemed and applicability of the redemption fee, see the Existing Fund’s Prospectus.

New Fund

Shares are available for purchase from the New Fund every day the NYSE is scheduled to be open for business, at the NAV next calculated after receipt of a purchase order in proper form. The New Fund reserves the right to reject any purchase request. Investors who purchase shares through a broker-dealer or other financial intermediary may be charged a fee by such broker-dealer or intermediary. The New Fund mails you confirmations of all purchases or redemptions of New Fund shares if shares are purchased directly through the New Fund. Certificates representing shares are not issued.

Minimum Initial Investment. The minimum initial investment in the New Fund is $5,000 for regular accounts and $2,000 for IRA accounts. The minimum investment requirement may be waived or reduced for any reason at the discretion of the New Fund.

Opening an Account. An account may be opened by mail or bank wire if it is submitted in proper form, as follows:

By Mail. To open a new account by mail:

•	Complete and sign the account application.

•	Enclose a check payable to the Meehan Focus Fund.

•	Mail the application and the check to the Ultimus Fund Solutions, LLC (the “Transfer Agent”) at the following address:
Meehan Focus Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
 Cincinnati, Ohio 45246-0707

Shares will be issued at the NAV next computed after receipt of your application and check. All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The New Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, the New Fund does not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the New Fund or the Transfer Agent in the transaction.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-866-884-5968 to obtain the necessary information to instruct your financial institution to wire your investment. A representative will assist you in obtaining an account application, which must be completed, signed and faxed (or mailed) to the Transfer Agent before payment by wire will be accepted.

The New Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the New Fund. An order, following proper advance notification to the Transfer Agent, is considered received when the New Fund’s custodian, receives payment by wire. If your account application was faxed to the Transfer Agent, you must also mail the completed account application to the Transfer Agent on the same day the wire payment is made. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire in proper form.

Through Your Broker or Financial Institution. Shares of the New Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the New Fund at the NAV next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive purchase orders on the New Fund's behalf. The New Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order in proper form. These organizations may charge you transaction fees on purchases of New Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the New Fund. These organizations may be the shareholders of record of your shares. The New Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Subsequent Investments. Once an account is open, additional purchases of New Fund shares may be made at any time in any amount of $100 or more. Additional purchases must be submitted in proper form as described below. Additional purchases may be made:

•
By sending a check, made payable to the Meehan Focus Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the New Fund as a result of any check returned for insufficient funds.

•	By wire to the New Fund account as described under “Opening an Account – By Wire.” Shareholders are required to call the Transfer Agent at 1-866-884-5968 before wiring funds.

•	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plans. You may make automatic monthly investments in the New Fund from your bank, savings and loan, or other depository institution. The minimum investments under the automatic investment plan must be at least $100 under the plan and are made on the 15th and/or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan, which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the New Fund. Please call 1-866-884-5968 for more information about the automatic investment plan and direct deposit plans.

Purchases in Kind. The New Fund may accept securities in lieu of cash in payment for the purchase of shares of the New Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities as an investment for the New Fund, the marketability of such securities, and other factors, which the New Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the New Fund’s NAV.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the New Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the New Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the New Fund may restrict your ability to purchase additional shares until your identity is verified. The New Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The New Fund will not be responsible for any loss incurred due to the New Fund’s inability to verify your identity.

HOW TO REDEEM SHARES

Shares of the New Fund may be redeemed on any day on which the New Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form as described below. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to Meehan Focus Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

Signature Guarantees. If the shares to be redeemed have a value of greater than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the New Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the Securities Transfer Agents Medallion Program (“STAMP”) sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in STAMP will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The New Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at1-866-884-5968.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the New Fund. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an Automated Clearing House (“ACH”) transaction, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee of $15 by the New Fund’s custodian for outgoing wires.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the New Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. “Reasonable procedures” include but are not limited to the Transfer Agent confirming that the account is eligible for telephone transactions, requesting some form of personal identification (e.g., social security number, date of birth, etc.) from you prior to acting on telephonic instructions, and getting a verbal confirmation from you on a recorded line at the time of the trade. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the New Fund at the NAV next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive redemption orders on the New Fund’s behalf. The New Fund normally calculates its NAV as of the scheduled close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). Your brokerage firm or financial institution may require a redemption request to be received, in proper form, at an earlier time during the day in order for your redemption to be effective as of the day the order is received. Such an organization may charge you transaction fees on redemptions of New Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment. The New Fund normally makes payment for all shares redeemed within 7 days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances as permitted by the SEC, the New Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. A requested wire of redemption proceeds normally will be sent on the business day following the redemption request. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Redemption Fee. A redemption fee of 2% of the dollar value of the shares redeemed, payable to the New Fund, is imposed on any redemption of New Fund shares occurring within seven calendar days of the date of purchase. Redemption fees may be waived for the reasons listed below or in the sole discretion of the Adviser after considering the circumstances related to the redemption and the Adviser’s management of the New Fund’s portfolio. No redemption fee will be imposed on the involuntary redemption of accounts below the minimum investment amount, the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The redemption fee is waived on required distributions from IRA accounts due to the shareholder reaching age 70½, and for any partial or complete redemption following death or “permanent and total disability” (as defined in Section 22(e)(3) of the Code) of a shareholder named on the account. This exemption is available only for shares held at the time of death or initial determination of disability and if the New Fund is notified of the requested exemption at the time of the redemption request. The New Fund may also require further documentation in connection with these waivers.

The redemption fee is also waived for shareholders systematically redeeming New Fund shares under the automatic withdrawal plan (see “Automatic Withdrawal Plan” below).

Minimum Account Balance. Due to the high cost of maintaining shareholder accounts, the New Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s activity causes the account balance to fall below the minimum initial investment amount. Such automatic redemptions may cause a taxable event for the shareholder. An automatic redemption does not apply, however, if the balance falls below the minimum initial investment amount solely because of a decline in the New Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Automatic Withdrawal Plan. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-866-884-5968 for additional information.

Redemptions in Kind. The New Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind”. This would be done only under extraordinary circumstances and if the New Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect New Fund operations (for example, more than 1% of the New Fund’s net assets). A redemption in kind will consist of securities equal in market value to the New Fund shares being redeemed. If the New Fund redeems your shares in kind, you will bear the market risks associated with the securities paid as redemption proceeds. In addition, when you sell these securities, you will pay brokerage charges associated with selling the securities.

G.	Frequent Trading Policies

Existing Fund

The Existing Fund is intended as an investment vehicle for long-term investors. “Market-timing,” or frequent short-term trading into and out of the Existing Fund in an effort to anticipate or time the market, can be disruptive to its efficient management and have a dilutive effect on the value of the investment of long-term Existing Fund shareholders, increase transaction and other costs of the Existing Fund and increase taxes, all of which could reduce the return to Existing Fund shareholders. The Existing Fund’s Board has adopted policies to deter “market timing” or frequent short-term trading into and out of the Existing Fund. The Existing Fund seeks to deter market timing activity by imposing a 2% redemption fee on Existing Fund shares redeemed within seven calendar days of purchase and by monitoring purchases and redemptions of Existing Fund shares. While the Existing Fund monitors purchases and redemptions of Existing Fund shares, there is no guarantee that it will be able to detect or prevent all instances of market timing.

New Fund

Frequent purchases and redemptions of New Fund shares by a shareholder may harm other New Fund shareholders by interfering with the efficient management of the New Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the New Fund’s shares. The New Fund does not accommodate frequent purchases or redemptions of New Fund shares.

The UMT Board has adopted policies and procedures to detect and prevent such activity. The New Fund, through its service providers, monitors shareholder trading activity to ensure it complies with the New Fund’s policies. The New Fund prepares reports illustrating purchase and redemption activity to detect disruptive activity. When monitoring shareholder purchases and redemptions, the New Fund does not apply a quantitative definition to frequent trading. Instead the Fund uses a subjective approach that permits it to reject any purchase orders that it believes may be indicative of disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The New Fund may also modify any terms or conditions of purchase of New Fund shares or withdraw all or any part of the offering made by the New Fund’s prospectus. The New Fund’s policies and procedures to prevent disruptive trading are applied uniformly to all shareholders. These actions, in the UMT Board’s opinion, should help reduce the risk of abusive trading in the New Fund.

When financial intermediaries establish omnibus accounts in the New Fund for their clients, the New Fund reviews trading activity at the omnibus account level and looks for activity that may indicate potential disruptive trading. If the New Fund detects potentially disruptive trading activity, the New Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of New Fund shares by the intermediary and/or its client. Each intermediary that offers the New Fund’s shares through an omnibus account has entered into an information sharing agreement with the New Fund designed to assist the New Fund in stopping future disruptive trading. Intermediaries may apply frequent trading policies that differ from those described in the New Fund’s prospectus. If you invest in the New Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the New Fund has taken steps to discourage frequent purchases and redemptions of New Fund shares, it cannot guarantee that such trading will not occur.

H.	Other Information

Existing Fund

For a discussion of other investment considerations with respect to the Existing Fund, see the prospectus of the Existing Fund, dated February 28, 2017.

New Fund

Additional Information Regarding the Risks of Investing in the Fund

General Risks. All investments are subject to inherent risks, and the fund is no exception. Accordingly, you may lose money by investing in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed income markets may negatively affect many issuers worldwide, which could have an adverse impact on the Fund. When you sell your Fund shares, they may be worth more or less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in market conditions, interest rates and numerous other factors.

ADR Risk. Investing in ADRs may involve risks relating to political, economic or regulatory conditions in foreign countries where the underlying securities are traded. These risks include fluctuations in foreign currencies, political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. The underlying securities are typically denominated (or quoted) in a currency other than U.S. dollars. The securities underlying ADRs may trade on foreign exchanges at times when U.S. markets are not open for trading. As a result, the value of ADRs may not track the price of the underlying foreign securities and may change materially at times when the U.S. markets are not open for trading.

Credit Risk. The Fund could lose money if the issuer of a fixed-income security is unable to meet its financial obligations or goes bankrupt.

Focused Portfolio Risk. The Fund is classified as “non-diversified” under the federal securities laws. This means that the Fund generally will invest a relatively high percentage of its assets in the securities of a small number of companies. Investing in this manner makes the Fund more susceptible to a single economic, political or regulatory event than a more diversified fund might be. Also, a change in the value of a single company will have a more pronounced effect on the Fund than such a change would have on a diversified fund.

ETF Risk. Most ETFs are registered investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, potentially resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount or premium to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF becomes subject to a trading halt or no longer meets the listing requirements of any applicable exchanges on which that ETF is listed. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests. Investment in ETFs are also subject to the risks associated with the ETFs’ investments.

Foreign Securities Risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons:

•	Foreign companies are not subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies.
•	Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards.
•	Dividends and interest on foreign securities may be subject to foreign withholding taxes, which may reduce the net return to Fund shareholders.
•
Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. For example, fluctuations in the exchange rates between the U.S. dollar and foreign currencies may have a negative impact on investments denominated in foreign currencies by eroding or reversing gains or widening losses from those investments.

•
Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, capital restrictions or political or social instability which could negatively affect the Fund.

Government Sponsored Enterprise Risk. Investments in government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (3) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, the Fund might not be able to recover its investment.

Interest Rate Risk. Investments in fixed-income securities, including securities convertible into common stock, are subject to interest rate risk. When interest rates go up, the market values of these previously issued instruments generally decline. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time. An increase in interest rates may also dampen economic growth. Interest rates across the U.S. economy have recently increased and may continue to increase, perhaps significantly and/or rapidly, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.

Management Risk. The Fund is actively managed and its performance therefore will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Fund’s investment objective. The Fund may underperform other mutual funds with a similar objective.

Small to Mid-Cap Stock Risk. The Fund may invest in companies with small to medium market capitalizations. Because these companies are relatively small compared to large-cap companies, they may engage in business mostly within their own geographic region, be less well-known to the investment community, and/or have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. As a result, their stock prices often react more strongly to changes in the marketplace.

Stock Market Risk. The stock market tends to trade in cyclical price patterns, with prices generally rising or falling over sustained periods of time. The Fund invests primarily in common stocks, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing company. Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet redemptions. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.

Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company's intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may not be undervalued. Different investment styles may shift in and out of favor depending on market conditions and investor sentiment. The Fund’s value investments could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Portfolio Holdings and Disclosure Policy.

A description of the Existing Fund and New Fund’s policies and procedures with respect to the disclosure of its portfolio holdings are available in their SAIs.

New Fund only

In addition to the strategies and risks described above, the New Fund may invest in other types of securities whose risks are described below or in the New Fund’s SAI.

Temporary Defensive Positions. Ordinarily, the New Fund’s portfolio will be invested primarily in common stocks. However, the New Fund is not required to be fully invested in common stocks and, in fact, usually maintains certain cash reserves. During abnormal or unusual market conditions, cash reserves may be a significant percentage of the New Fund’s total net assets. The New Fund usually invests its cash reserves in U.S. Government debt instruments, other unaffiliated mutual funds (including money market funds) and repurchase agreements. During times when the New Fund holds a significant portion of its net assets in cash, the New Fund may not achieve it will not be investing according to its investment objectives, and the New Fund’s performance may be negatively affected as a result.

CFTC Regulation Notice. To the extent the New Fund makes investments regulated by the Commodity Futures Trading Commission (the “CFTC”), the New Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). UMT, on behalf of the New Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the New Fund is not subject to registration or regulation as a commodity pool operator under the CEA. If the New Fund is unable to comply with the requirements of Rule 4.5, the New Fund may be required to modify its investment strategies or be subject to CFTC registration requirements, either of which may have an adverse effect on the New Fund.

Additional Information. Whether the New Fund is an appropriate investment for an investor will depend largely upon the investor’s financial resources and individual investment goals and objectives. The New Fund may not be appropriate for investors who engage in short-term trading and/or other speculative strategies and styles.

I.	Dividends, Distributions and Taxes

Existing Fund

For a discussion of dividends, other distributions and taxes with respect to the Existing Fund, see the prospectus of the Existing Fund, dated February 28, 2017.

New Fund

Income dividends and net capital gain distributions, if any, are normally declared and paid annually by the New Fund in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the New Fund unless you elect to receive them in cash. The New Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The New Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The New Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the New Fund, certain income from the New Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your New Fund shares.

When you redeem New Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their New Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, and tax-exempt investors that do not borrow to purchase New Fund shares, any gain realized on a redemption of New Fund shares will be subject to federal income tax.

You will be notified by February 15th of each year about the federal tax status of distributions made by the New Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the New Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the New Fund.

J.	Financial Highlights

Existing Fund

The financial highlights for the Existing Fund are attached hereto as Appendix C.

New Fund

Financial information is not available because the New Fund has not commenced operations as of the date of this Combined Proxy Statement and Prospectus. The New Fund will be the successor to the accounting and performance information of the Existing Fund after consummation of the Reorganization. The initial fiscal year of the New Fund ends October 31, 2017. Once the financial highlights for the New Fund become available, you may request a copy of this information by calling the New Fund at 1-866-884-5968.

K.	Distribution Arrangements

Ultimus Fund Distributors, LLC (the “Distributor”) is the exclusive agent for the public distribution of shares of the Existing Fund and the New Fund. For a discussion of Existing Fund’s distribution arrangements, see the prospectus of the Existing Fund, dated February 28, 2017. The Distributor may sell each fund’s shares to or through qualified securities dealers or other approved entities.

The Existing Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Existing Fund is authorized to pay an annualized fee of up to 0.35% of the Existing Fund’s average daily net assets to compensate certain parties for expenses incurred in the distribution of the Existing Fund's shares and the servicing and maintenance of existing shareholder accounts. However, the Existing Fund’s Board has not currently authorized payment of any fees pursuant to the Plan.

Because any payments under the 12b-1 Plan would be paid out of the Existing Fund’s assets on an ongoing basis, over time these fees would increase the cost of a shareholder’s investment and may cost the shareholder more than paying other types of sales charges.

The New Fund has not adopted a Rule 12b-1 Plan.

Each fund’s SAI has more detailed information about the Adviser and other service providers to the fund.

L.	Investment Policies

Each of the Existing Fund and the New Fund is subject to certain fundamental and non-fundamental investment policies. Fundamental investment policies cannot be changed without the consent of the holders of a majority of a fund’s outstanding voting securities (as such term is defined below); other investment policies can be changed without such consent of the holders of a majority of a fund’s outstanding voting securities.

Please see “Comparison of Fundamental and Non-Fundamental Investment Policies” attached hereto as Appendix B for more information regarding the Existing Fund’s and the New Fund’s policies.

M.	Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Existing Fund or the New Fund through a broker-dealer or any other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

6.	VOTING INFORMATION

Meehan has fixed the close of business on August 15, 2017 (the “Record Date”), as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Required Vote for the Proposal. Approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Existing Fund entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of the Existing Fund present or represented by proxy at the Meeting, if holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting; or (ii) more than 50% of the total number of outstanding shares of the Existing Fund. A vote of shareholders of the New Fund is not needed to approve the Reorganization.

Quorum and Method of Tabulation. All properly executed proxies received in time for the Meeting that are not subsequently revoked will be voted as specified in the proxy. If no instructions are given, a proxy will be voted in favor of the proposal. A proxy with respect to shares held in the name of two or more persons is valid and will be counted if executed by any one of them unless, at or prior to its use, the Existing Fund receives written notification to the contrary from any one of such persons.

You may revoke a proxy once it is given by providing written notice to the Secretary of the Existing Fund. You may change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by internet or telephone on a later date, or by attending the Meeting and casting your vote in person. Attendance by a shareholder at the Meeting does not, by itself, revoke a proxy.

Fifty percent (50%) of the shares of the Existing Fund entitled to vote on the Record Date, present in person or represented by proxy, constitute a quorum for the purposes of approving the Reorganization pursuant to the Plan by the shareholders of the Existing Fund at the Meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote. Abstentions and broker non-votes have the effect of counting as a vote against the Reorganization. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Broker non-votes will be counted towards quorum, but will not be voted “for” or “against” any adjournment.

Solicitation of Proxies. Proxies will be solicited primarily by mailing this Combined Proxy Statement and Prospectus and its enclosures, but proxies may also be solicited through further mailings and telephone communications. The solicitation also may include facsimile, internet or oral communications by certain employees of the Adviser. The Adviser will bear the costs and expenses in connection with the preparation of proxy statements and related materials, including printing and delivery costs and expenses incurred in connection with the solicitation of proxies.

Voting Process. Shareholders can vote in any of the following ways:

o	By mail, by filling out and returning the enclosed proxy card;

o	By telephone service (call 1-301-543-8881);

o	In person at the Meeting.

The telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Existing Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

Shareholders of the Existing Fund are entitled to cast one vote for each share owned on the Record Date, and a proportionate fractional vote for each fractional share entitled to vote on the Record Date. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer’s name must exactly match the name that appears on the card.

Costs. The Existing Fund will not bear the costs of the Reorganization. The Adviser has agreed to bear all costs and expenses in connection with the Reorganization, which are estimated to be approximately $91,000.

Dissenters’ Rights. If the Reorganization is approved at the Meeting, shareholders of the Existing Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of the Existing Fund, however, have the right to redeem their shares at NAV until the closing of the Reorganization. After the Reorganization, Existing Fund shareholders will hold shares of the New Fund, which may also be redeemed at NAV.

Share Ownership

Existing Fund

As of the Record Date, there were 2,634,426 shares of the Existing Fund outstanding.

As of the Record Date, the Trustees and officers of the Existing Fund owned 26.70% of the outstanding shares of the Existing Fund. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval. As of the Record Date, the following shareholders are either a control person or principal shareholder of the Existing Fund:

Name and Address of Record Owner	% Ownership
Thomas P. Meehan and Marren W. Meehan 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	24.50%
Curtin Law Roberson Dunigan & Salans, P.C. (D.C.) Profit Sharing Plan 1900 M Street, NW Suite 600 Washington, DC 20036	6.25%
Timothy C. Coughlin and Laura P. Coughlin 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	5.09%

New Fund

 As of the Record Date, the New Fund did not have any outstanding shares.

Adjournments; Other Business. If the necessary quorum to transact business is not obtained at the Meeting, or if a quorum is obtained but sufficient votes to approve the Reorganization have not been received, the persons named as proxies on the enclosed proxy card may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment with respect to the Existing Fund may be done by the affirmative vote of a majority of the total number of shares of the Existing Fund that are present at the Meeting in person or by proxy, whether or not a quorum is present, or by the Secretary of the Meeting. The Meeting may be adjourned without determining the date of a new meeting or without notice to a date note more than 120 days after the Record Date. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the proxy rules of the SEC, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Existing Fund intends to present or knows that others will present is the proposal to approve the Reorganization pursuant to the Plan. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of Meehan has previously received written contrary instructions from the shareholder entitled to vote the shares.

7.	LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the New Fund will be passed upon by Kilpatrick, Townsend & Stockton LLP.

8.	EXPERTS

The financial statements of the Existing Fund incorporated into this Combined Proxy Statement and Prospectus by reference from the Existing Fund’s Annual Report on Form N-CSR for the fiscal year ended October 31, 2016 have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Because the New Fund will not be in operation until after the Reorganization, there are currently no financial statements for the New Fund.

9.	INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Documents that relate to the Existing Fund are available, without charge, by writing to the Meehan Focus Fund, c/o Ultimus Fund Solutions LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling 1-866-884-5968.

Documents that relate to the New Fund are available, without charge, by writing to the Meehan Focus Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling 1-866-884-5968.

The Existing Fund and the New Fund are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and, in accordance therewith, each files reports, proxy materials, and other information relating to the Existing Fund and the New Fund, respectively, with the SEC. Reports, proxy and information statements, and other information filed by the Existing Fund and the New Fund can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. They can also be obtained online on the SEC’s website: www.sec.gov.

PROXY CARD DATED OCTOBER 2, 2017

PROXY TABULATOR	2 EASY WAYS TO VOTE YOUR PROXY

[●] [●]	Vote by Mail: Check the appropriate boxes on the reverse side of this proxy card, date and sign below and return in the postage-paid envelope provided.

Vote by Phone: Call free 1-301-543-8881

form of proxy for special meeting of shareholders
Existing Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned constitutes and appoints Bo Howell and Natalie Anderson, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of the Meehan Focus Fund, a series of Meehan Mutual Funds, Inc., held of record by the undersigned on August 15, 2017, as designated below, at the special meeting of shareholders of the Meehan Focus Fund at the offices of Ultimus Fund Solutions, LLC at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on October 20, 2017 at 10:30 a.m., Eastern time, and at any adjournments or postponements thereof.

This proxy will be voted as specified. By voting by telephone or by signing and dating this proxy card, you authorize the proxies to vote the proposals as indicated or marked, or if not indicated or marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournments or postponements thereof. Even if you plan to attend the special meeting, to help ensure that your vote is represented, please vote (1) by telephone; or (2) by completing and mailing this proxy card at once in the enclosed envelope. If you vote by telephone, you do not need to mail in your proxy card.

Dated: ____________________, 2017

Signature(s)

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

Please fill in boxes as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PEN

The Board of Trustees of Meehan has approved the Reorganization and recommends that you vote “FOR” the Reorganization.

1.
A proposal to approve the reorganization of the Meehan Focus Fund, a series of Meehan Mutual Funds, Inc., into the Meehan Focus Fund, a new series of the Ultimus Managers Trust, pursuant to the Agreement and Plan of Reorganization and Termination .

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	To transact such other business that may properly come before the special meeting or any postponements or adjournments thereof.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Please check box at right if you will be attending the meeting.	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of October 2, 2017, by and between ULTIMUS MANAGERS TRUST, an Ohio business trust, with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (“New Trust”), on behalf of Meehan Focus Fund, a segregated portfolio of assets (“series”) thereof, (“New Fund”), and MEEHAN MUTUAL FUNDS, INC., a Maryland corporation, with its principal place of business at 7250 Woodmont Avenue, Suite 315, Bethesda, MD 20814, with respect to its sole series (named Meehan Focus Fund) (“Old Fund”), and solely for purposes of paragraphs 3.4, 5.3, 6 and 9 herein, Edgemoor Investment Advisors, Inc., investment advisor to the New Fund and the Old Fund (the “Manager”) (The New Trust and the Old Fund are sometimes referred to herein as an “Investment Company” and collectively, as the “Investment Companies,” and the New Fund and Old Fund are sometimes referred to herein, each as a “Fund” and collectively, as the “Funds”). Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by each Fund, and of and by the New Trust on the New Fund’s behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of New Fund shall inure to and be enforceable by the New Trust on its own behalf or that Fund’s behalf, and (3) in no event shall any other series of the New Trust or the assets thereof be held liable with respect to the breach or other default by the New Fund or the New Trust of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

 The New Trust, on behalf of the New Fund, and the Old Fund wish to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will involve the Old Fund changing its identity, form and place of organization -- by converting from the Old Fund to a series of the New Trust -- by (1) transferring all of its assets to the New Fund (which is being established solely for the purpose of acquiring those assets and continuing the Old Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in the New Fund and the New Fund’s assumption of all of the Old Fund’s liabilities, (2) distributing those shares pro rata to the Old Fund’s shareholders in exchange for their shares in the Old Fund and in complete liquidation thereof (for federal tax purposes), and (3) terminating the Old Fund, all on the terms and conditions set forth herein (collectively, “Reorganization”).

 Each Investment Company’s board of trustees or directors, as applicable (each a “Board”), including a majority of such Board’s members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of the Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the New Fund and the Old Fund, as applicable, and, in the case of the Old Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Old Fund currently offers one class of shares, designated as Meehan Focus Fund shares (“Old Fund Shares”). The New Fund will have one class of shares (“New Fund Shares”). The rights, powers, privileges, and obligations of New Fund Shares will be substantially similar to those of the Old Fund Shares.
 In consideration of the mutual promises contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, each Investment Company hereby agrees as follows:

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1 Subject to the requisite approval of the Old Fund’s shareholders and the terms and conditions set forth herein, the Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund. In exchange therefor, the New Fund shall:

(a) issue and deliver to the Old Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) New Fund Shares, at no par value, equal to the number of full and fractional Old Fund Shares then outstanding; and

(b) assume all of the Old Fund’s liabilities described in paragraph 1.3 (“Liabilities”).
Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature, without limitation, including all cash, cash equivalents, securities, commodities, futures interests, receivables (including, without limitation, interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, tax carryovers, and books and records the Old Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Old Fund’s books at that time; and the Old Fund has no fees or expenses that have not previously been disclosed in writing (either as to the amount or the nature thereof) to the New Trust.

1.3 The Liabilities shall consist of all of the Old Fund’s liabilities, whether accrued or contingent, known or unknown, existing at the Effective Time whether or not they are reflected on the Statement of Assets and Liabilities; debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Manager pursuant to paragraph 6. Notwithstanding the foregoing, the Old Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (other than debts, obligations and duties under this Agreement that do not arise until after the Effective Time and certain investment contracts, including, without limitation, options, futures, forward contracts, and swap agreements that do not expire until after the Effective Time).

1.4 At or before the Closing, the New Fund shall redeem the Initial Share (as defined in paragraph 5.8) for the amount at which it is issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), the Old Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by the New Trust’s transfer agent’s opening accounts on the New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time. The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Old Fund’s shareholder records. The New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5 All computations of value of the Old Fund, including the NAV calculation at the Effective Time, shall be made by Ultimus Fund Solutions, LLC (“Ultimus”) in accordance with its regular practice of pricing the shares and assets of the Old Fund and consistent with valuation procedures set forth in the Old Fund’s currently effective prospectus and statement of additional information.

1.6 Any transfer taxes payable on the issuance and transfer of the New Fund Shares in a name other than that of the registered holder on the Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7 Any reporting responsibility of the Old Fund to a public authority, including the responsibility for filing any regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the Old Fund’s responsibility up to and including the date on which it is terminated.

1.8 After the Effective Time, the Old Fund shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) the Old Fund shall be terminated and (b) Meehan Mutual Funds, Inc. shall make any and all filings and take any and all other actions in connection therewith that may be necessary or proper to effect the complete liquidation and termination of the Old Fund.

2.	CLOSING AND EFFECTIVE TIME

2.1 Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern time) on October 20, 2017, or a later date to which they agree (“Effective Time”). The Closing shall be held at the New Trust’s offices or at such other place as to which the Investment Companies agree.

2.2 The Old Fund shall direct and cause the custodian of its assets (“Old Custodian”) (a) to make its portfolio securities available to the New Trust (or to New Fund’s custodian (“New Custodian”), if the New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the New Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Old Fund’s assets are deposited, in the case of the Old Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. The Old Fund shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by the Old Fund, the Old Custodian has delivered all of the Old Fund’s portfolio securities, cash, and other Assets to the New Custodian for the New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to the New Trust that such information, as reflected on the New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

2.3 The Old Fund shall direct its transfer agent to deliver to the New Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Old Fund Shares each Shareholder owns, at the Effective Time. The New Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on the New Fund’s shareholder records in the names of the Shareholders and a confirmation, or other evidence satisfactory to the Old Fund, that the New Fund Shares to be credited to the Old Fund at the Effective Time have been credited to the Old Fund’s account on those records.

2.4 The Old Fund shall deliver to the New Trust and the Manager before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares that is being carried on the Old Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Old Fund or at a fair value as determined pursuant to the Old Fund’s policies and procedures as approved by the Old Fund’s Board and implemented by the Manager.

2.5 At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

3.1 The Old Fund represents and warrants to the New Trust, on the New Fund’s behalf, as follows:

(a) The Old Fund (1) is a corporation operating under Articles of Amendment and Restatement dated October 25, 2001 (“Charter”), the beneficial interest in which is divided into transferable shares, that is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland (“Maryland”), and a true copy of the Charter has been provided to the New Trust, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the corporate power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) The Old Fund is a duly authorized series of the common stock of Meehan Mutual Funds, Inc.;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Old Fund’s Board; and this Agreement constitutes a valid and legally binding obligation of the Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, the Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, the New Trust, on the New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e) The Old Fund is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Maryland law, the Charter or the Old Fund’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Old Fund is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Old Fund is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of the Old Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or the New Fund’s assumption of any liabilities of the Old Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights the Old Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) No litigation, administrative proceeding, action or investigation of or before any court, governmental body or arbitrator is presently pending or, to Old Fund’s knowledge, threatened against Old Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Old Fund’s financial condition or the conduct of its business; and the Old Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, action or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body or arbitrator that materially and adversely affects the Old Fund’s business or ability to consummate the transactions contemplated hereby;

(h) The Old Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year ended October 31, 2016, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements and the Old Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets at and for the six months ended April 30, 2017 (copies of which are publicly available) each present fairly, in all material respects, the Old Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended, and there are no known contingent liabilities of the Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at such date that are not disclosed therein;

(i)  Since October 31, 2016, there has not been any material adverse change in the Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Old Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities the Old Fund holds, the discharge of the Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

(j)  All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Old Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Old Fund’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Old Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k) The Old Fund is a corporation; for each taxable year of its operation (including its current taxable year through the Effective Time (“current period”)), the Old Fund has met (and for the current period will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for the current period will be) eligible to and has computed its federal income tax under section 852; the Old Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)  All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Old Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Old Fund’s shareholder records, as provided in paragraph 2.3; and the Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;

(m)           The Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n) The Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o) Not more than 25% of the value of the Old Fund’s total assets (excluding cash, cash items, Government securities, and securities of other RICs) is invested in the stock and securities of any one issuer, and not more than 50% of the value of the Old Fund’s total assets is invested in the stock and securities of five or fewer issuers;

(p) The Old Fund’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time, and through the Effective Time, do not and will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q) The information to be furnished by the Old Fund for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 3.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by the Old Fund shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.2);

(r) To the actual knowledge and belief of the Old Fund’s directors and officers, the Old Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus;

(s) The Old Fund does not have any unamortized or unpaid organizational fees or expenses; and

(t) The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2 The New Trust, on the New Fund’s behalf, represents and warrants to the Old Fund as follows:

(a) The New Trust (1) is an unincorporated business trust operating under a written instrument or declaration of trust that is duly created, validly existing, and in good standing under the laws of the State of Ohio (“Ohio”), and its Agreement and Declaration of Trust dated February 28, 2012 (“New Trust Declaration”) is on file with the Secretary of State of Ohio, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.

(b) At the Effective Time, the New Fund will be a duly established and designated series of the New Trust; the New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, the New Fund will be a shell series of the New Trust, without assets (except the amount paid for the Initial Share if it has not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the Old Fund’s business;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the New Trust, with respect to the New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Share;

(e) No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) The New Trust, with respect to the New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Ohio law, the New Trust Declaration or the New Trust’s By Laws, or any Undertaking to which the New Trust, on the New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the New Trust, on the New Fund’s behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the New Trust’s knowledge, threatened against the New Trust, with respect to the New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and the New Trust, on the New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the New Fund’s business or the New Trust’s ability to consummate the transactions contemplated hereby;

(h) The New Fund is not (and will seek not to be) classified as a partnership, and instead is (and will seek to be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Internal Revenue Service or is (and will seek to be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; the New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the Old Fund will meet the requirements of Subchapter M for qualification as a RIC for the current period (as defined in paragraph 3.1(k)), the New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i)  The New Fund Shares to be issued and delivered to the Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the New Trust;

(j)  There is no plan or intention for New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k) Assuming the truthfulness and correctness of the Old Fund’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of the New Fund’s total assets (excluding cash, cash items, Government securities, and other RICs) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of the New Fund’s total assets will be invested in the stock and securities of five or fewer issuers;

(l)  Immediately after the Effective Time, the New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m)           The information to be furnished by the New Trust on behalf of the New Fund for use in no-action letters, applications for orders, the Registration Statement, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by the Old Fund for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(n) The New Trust Declaration permits the New Trust to vary its shareholders’ investment; the New Trust does not have a fixed pool of assets; and the series thereof (including the New Fund after it commences operations) is (or will be) a managed portfolio of securities, and the New Fund’s investment adviser will have the authority to buy and sell securities for it.

3.3 Each Investment Company represents and warrants to the other Investment Company as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement (on the New Fund’s behalf in the case of the New Trust), except for (1) the New Trust’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b) The net asset value of the New Fund Shares each Shareholder receives will be equal to the net asset value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

(c) Old Fund’s shareholders will pay their own personal expenses (such as fees of personal investment or tax advisors for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value and “adjusted basis” (as defined in section 1011) of the Assets will equal or exceed the Liabilities to be assumed by the New Fund and those to which the Assets are subject;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to the Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, administrative services agreement or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f) No expenses incurred by the Old Fund in connection with the Reorganization will be paid or assumed by the New Trust, on the New Fund’s behalf, the Manager, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the New Fund Shares will be transferred to the Old Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof. Notwithstanding the foregoing, the parties hereto acknowledge that the Manager shall be responsible for paying all Reorganization Expenses as set forth in paragraph 6; and

(g) Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization and (2) the New Fund will hold the same assets (except for assets, if any, used to pay the Funds’ expenses incurred in connection with the Reorganization) and be subject to the same liabilities that the Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

3.4        The Manager represents and warrants to each Investment Company that no litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Manager’s knowledge, threatened against the Manager, with respect to its business or the Old Fund, that, if adversely determined, would materially and adversely affect the Manager’s financial condition or the conduct of its business; and the Manager knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that could materially and adversely affect the Manager’s business or the Manager’s ability to fulfil its obligations under this Agreement.

4.	COVENANTS

4.1 The Old Fund covenants to operate its business as currently conducted in all material respects between the date hereof and the Closing.

4.2 The Old Fund covenants to call a meeting of its shareholders no later than October 31, 2017 or such other date as an officer of each Investment Company may agree to consider and act on this Agreement and to take all other action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.3 The Old Fund covenants that it will assist the New Trust in obtaining information the New Trust reasonably requests concerning the beneficial ownership of the Old Fund Shares.

4.4 The Old Fund covenants that it will turn over its relevant books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the New Trust at the Closing.

4.5 Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

4.6 Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) the New Trust, on the New Fund’s behalf, title to and possession of all the Assets, and (b) the Old Fund, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.7 The New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the New Fund’s operations after the Effective Time.

4.8 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company and the Manager of all its respective obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company and Manager contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 All representations, covenants, and warranties of the New Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Effective Time, with the same force and effect as if made on and as of the Effective Time. The New Fund shall have delivered to the Old Fund at the Effective Time a certificate executed in the New Fund’s name by the New Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Old Fund and dated as of the Effective Time, to such effect and as to such other matters as the Old Fund shall reasonably request;

5.2 All representations, covenants, and warranties of the Old Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Effective Time, with the same force and effect as if made on and as of the Effective Time. The Old Fund shall have delivered to the New Fund at the Effective Time a certificate executed in the Old Fund’s name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the New Fund and dated as of the Effective Time, to such effect and as to such other matters as the New Fund shall reasonably request;

5.3 All representations, covenants, and warranties of the Manager contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Effective Time, with the same force and effect as if made on and as of such Effective Time. The Manager shall have delivered to the New Fund and Old Fund at the Effective Time a certificate executed in the Manager’s name by the Manager’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the New Fund and Old Fund and dated as of the Effective Time, to such effect and as to such other matters as the New Fund or Old Fund shall reasonably request;

5.4 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Investment Company’s Board and by the Old Fund’s shareholders at the Shareholders Meeting;

5.5 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.6 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.7 The Investment Companies shall have received an opinion of Kilpatrick Townsend & Stockton LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). (The receipt of such an opinion is a non-waivable condition to closing.) In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b). The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved), for federal income tax purposes:

(a) The New Fund’s acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the Old Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and the New Fund and the Old Fund will each be “a party to a reorganization” (within the meaning of section 368(b));

(b) The Old Fund will recognize no gain or loss on the transfer of the Assets to the New Fund in exchange solely for the New Fund Shares and the New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

(c) The New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d) The New Fund’s basis in each Asset will be the same as the Old Fund’s basis therein immediately before the Reorganization, and the New Fund’s holding period for each Asset will include the Old Fund’s holding period therefor (except where the New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e) A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for the New Fund Shares pursuant to the Reorganization;

(f) A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds those Old Fund Shares as capital assets at the Effective Time; and

(g) For purposes of section 381, the New Fund will be treated just as the Old Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Old Fund’s taxable year, the Old Fund’s tax attributes enumerated in section 381(c) will be taken into account by the New Fund as if there had been no Reorganization, and the part of the Old Fund’s taxable year before the Reorganization will be included in the New Fund’s taxable year after the Reorganization subject to any applicable conditions and limitations specified in sections 381, 382, 383 and 384 and the regulations thereunder.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Fund, or any Shareholder, with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting;

5.8 Before the Closing, the New Trust’s Board shall have authorized the issuance of, and the New Trust shall have issued one New Fund Share (“Initial Share”) to the Manager or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines), to vote on the investment advisory agreement, distribution plan, and other agreements and plans referred to in paragraph 5.9 and to take whatever action it may be required to take as the New Fund’s sole shareholder;

5.9 The New Trust, on the New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment advisory agreement, a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for the New Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by the New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by the Manager or its affiliate as the New Fund’s sole shareholder;

5.10          The New Trust, on the New Fund’s behalf, shall have entered into an expense limitation agreement with the Manager, the terms of which are consistent with those described in the Registration Statement;

5.11         Before or at the Closing, all liabilities of the Old Fund to its service providers, including, without limitation, its investment advisor, administrator, transfer agent, distributor, counsel and auditor, shall have been paid in full;

5.12 The New Trust shall have received an opinion (which opinion will be subject to certain qualifications) in form and substance reasonably satisfactory to it from K&L Gates LLP, counsel to the Old Fund (“Old Fund Counsel”), to the effect that: (1) Meehan Mutual Funds, Inc. is a corporation validly existing and in good standing under the laws of the state of Maryland; (2) Meehan Mutual Funds, Inc. has taken all corporate action necessary to authorize the execution, delivery, and performance of this Agreement; and (3) this Agreement constitutes a valid and binding obligation of Meehan Mutual Funds, Inc., enforceable against Meehan Mutual Funds, Inc. in accordance with its terms, except as such enforceability may be limited by the effects of bankruptcy, insolvency, orderly liquidation, fraudulent transfer, reorganization, receivership, conservatorship, moratorium, and other similar laws affecting the rights and remedies of creditors or secured parties generally and to general principles of equity, whether applied by a court of law or equity. In giving the opinion set forth above, Old Fund Counsel may state that it is relying on certificates of the officers of Meehan Mutual Funds, Inc. with regard to matters of fact and certain certifications and written statements of public officials.

5.13 Meehan Mutual Funds, Inc. shall have received an opinion (which opinion will be subject to certain qualifications) in form and substance reasonably satisfactory to it from counsel to the New Trust that the New Fund Shares to be issued and delivered to Meehan Mutual Funds, Inc., for its Shareholders’ accounts, pursuant to the terms of this Agreement are duly authorized and, when issued and delivered in accordance this Agreement, will be validly issued and non-assessable by the New Trust. In giving the opinion set forth above, counsel to the New Trust may state that it is relying on certificates of the officers of the New Trust with regard to matters of fact and certain certifications and written statements of public officials.

5.14 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.4, 5.5 and 5.7) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.	EXPENSES

Subject to complying with the limitations contained in paragraph 3.3(f), the Manager shall bear and pay all the Reorganization Expenses. The Reorganization Expenses shall include, among other things, (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Old Fund’s prospectus supplements and the Registration Statement, and printing and distributing the New Fund’s prospectus and the Old Fund’s proxy materials, (2) legal and accounting fees, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, (6) any state Blue Sky fees, (7) expenses of holding the Shareholders Meeting (including any adjournments thereof), and (8) costs of terminating the Old Fund. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization. The Old Fund must submit for reimbursement to the Manager, any invoices related to Reorganization Expenses within 90 days of the Effective Time.

7.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing; provided, however, that notwithstanding the foregoing, paragraphs 1.7, 1.8, 4.3, 4.6, 6, 7 and 9 shall survive Closing.

8.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1 By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant, or the Manager’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before October 31, 2017, or such other date as to which the Investment Companies agree; or

8.2 By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, directors, officers, or shareholders) shall have any liability to the other Investment Company.

9.	CONFIDENTIALITY

9.1 The Investment Companies and the Manager will hold, and will cause their board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other parties, all confidential information obtained from another party in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; (vi) as part of any general announcement or similar publicity of the transaction after Closing; (vii) if it is otherwise mutually agreed to between the parties or expressly provided for herein; or (viii) included in any materials that are publicly filed.

9.2 In the event of a termination of this Agreement, the parties agree that they, along with their board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to any other party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise mutually agreed to between the parties or expressly provided for herein.

10.	AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Old Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests. No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the parties with respect to paragraph 6 without their express agreement thereto.

11.	SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

12.	NOTICES

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the following addresses:

To the Old Fund:

Meehan Mutual Funds, Inc.
7250 Woodmont Avenue
Suite 315
Bethesda, Maryland 20814
Attention: Paul P. Meehan

With a copy (which shall not constitute notice) to:

K&L Gates LLP
1601 K Street, N.W.
Washington, DC 20006
Attention: Robert J. Zutz

To the New Trust:

Ultimus Managers Trust
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
Attention: Dave Carson

With a copy (which shall not constitute notice) to:

Kilpatrick Townsend & Stockton, LLP
4208 Six Forks Road, Suite 1400
Raleigh, North Carolina 27609
Attention: Thomas W. Steed III, Esquire

To the Manager:

Edgemoor Investment Advisors, Inc.
7250 Woodmont Avenue
Suite 315
Bethesda, Maryland 20814
Attention: Paul P. Meehan

13.	MISCELLANEOUS

13.1 This Agreement shall be governed by and construed in accordance with the internal laws of Maryland, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

13.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the New Trust, on the New Fund’s behalf, or the Old Fund and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

13.3 Notice is hereby given that this instrument is executed and delivered on behalf of the New Trust’s trustees solely in their capacities as trustees, and not individually, and that the New Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the New Fund but are only binding on and enforceable against its property attributable to and held for the benefit of the New Fund (“New Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. The Old Fund, in asserting any rights or claims under this Agreement, shall look only to the New Fund’s Property in settlement of those rights or claims and not to the property of any other series of the New Trust or to those trustees, officers, or shareholders.

13.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

ULTIMUS MANAGERS TRUST, on behalf of its Meehan Focus Fund series		MEEHAN MUTUAL FUNDS, INC. , with respect to its sole series, Meehan Focus Fund
By:		By:
	David R. Carson		Thomas P. Meehan
	President		President

Solely for purposes of paragraphs 3.4, 5.3, 6 and 9
EDGEMOOR INVESTMENT ADVISORS, INC.

By:
Thomas P. Meehan
President

Appendix B

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

Set forth below is a discussion of the fundamental and non-fundamental investment policies of the Existing Fund and the New Fund. For purposes of this discussion, a “fundamental” investment policy is one that may not be changed with respect to a fund without approval by the holders of a majority of the outstanding shares of that fund. As used in this Combined Prospectus/Proxy Statement, the term “majority” of the outstanding shares of a fund means the lesser of (1) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding voting securities of the Fund. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL INVESTMENT POLICIES
EXISTING FUND	NEW FUND
Borrowing, Margin Purchases and Short Sales
The Existing Fund will not borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 20% of the value of the Fund’s assets at the time of borrowing.
The New Fund will not borrow money except as permitted under the 1940 Act. For example, subject to the restrictions of the 1940 Act the Fund may borrow money from banks to meet redemption requests or for extraordinary or emergency purposes.

Senior Securities
The Existing Fund will not issue senior securities.	The New Fund will not issue senior securities, except as permitted by the 1940 Act, the rules, and regulations promulgated thereunder or interpretations of the SEC or its staff.
Underwriting Activities
The Existing Fund will not underwrite the distribution of securities of other issuers.
The New Fund will not act as underwriter, except to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

Purchases and Sales of Real Estate

The New Fund will not directly purchase or sell real estate. This limitation is not applicable to investments in marketable securities, which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired because of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

Commodities
The Existing Fund will not invest in commodities, futures contracts or option contracts.
The New Fund will not purchase or sell commodities unless acquired because of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options, forward contracts, or futures contracts, including those relating to indices, or options on futures contracts or indices, or from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

Loans
The Existing Fund will not lend money (but this restriction shall not prevent the Existing Fund from investing in debt securities or repurchase agreements, or lending its portfolio securities).
The New Fund will not make loans to other persons, provided that the Fund may lend its portfolio securities in an amount up to 33⅓% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements and any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff shall not be deemed to be the making of a “loan”. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Concentration
The Existing Fund will not invest 25% or more of its total assets (valued at time of investment) in securities of companies in any one industry.
The New Fund will not invest more than 25% of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government (including its agencies and instrumentalities) or state or municipal governments and their political subdivisions (other than revenue bonds issued in connection with an identifiable industry; e.g., healthcare or education) or repurchase agreements with respect thereto, or investments in registered investment companies.

Diversification
The Existing Fund will not, with respect to 75% of its assets (valued at time of investment), normally invest in more than 25 issuers; nor acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer.

Management or Control
The Existing Fund will not invest in companies for the purpose of management or the exercise of control.
NON-FUNDAMENTAL INVESTMENT POLICIES
EXISTING FUND	NEW FUND
Margin Purchases
The Existing Fund may not make margin purchases.
Oil, Gas, Other Minerals
The Existing Fund may not invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration.

Real Estate
The Existing Fund may not purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate.

Readily Marketable Securities
The Existing Fund may not invest more than 15% of its net assets in securities that are not readily marketable.
Other Investment Companies
The Existing Fund may not acquire securities of other investment companies except as permitted by the 1940 Act. In relevant part, the 1940 Act generally allows an investment company such as the Fund to acquire up to 3% of the total outstanding securities of another investment company.

Pledge, Mortgage, Hypothecation
The Existing Fund may not pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 20% of its total assets.

Appendix C

 FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Existing Fund’s financial performance for the past 5 fiscal years and the six-month fiscal period ended April 30, 2017. Certain information reflects financial results for a single Existing Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Existing Fund (assuming reinvestment of all dividends and distributions). This information, except for the Six Months Ended April 30, 2017, has been audited by the Existing Fund’s independent registered public accounting firm, Cohen & Company, Ltd., whose report, along with the Existing Fund’s financial statements, is included in the Annual Report to shareholders, which may be obtained at no charge by calling the Existing Fund at 1-866-884-5968.

	Year Ended October 31,
	Six Months Ended April 30, 2017 (Unaudited)		2016	2015	2014	2013	2012
NET ASSET VALUE, BEGINNING OF PERIOD	$19.42		$21.07	$21.43	$20.42	$16.41	$15.51
Income (loss) from investment operations:
Net investment income (loss)	$0.09		$0.28	$0.17	$0.18	$0.21	$0.23
Net realized and unrealized gain (loss) on investments	3.02		(1.30)	(0.26)	1.96	4.52	1.39
Total from investment operations	$3.11		$(1.02)	$(0.09)	$2.14	$4.73	$1.62
Less Distributions:
Distributions from net investment income	$(0.06)		$(0.28)	$(0.18)	$(0.19)	$(0.22)	$(0.23)
Dividends from net realized gains	(0.01)		(0.35)	(0.09)	(0.94)	(0.50)	(0.49)
Total distributions	$(0.07)		$(0.63)	$(0.27)	$(1.13)	$(0.72)	$(0.72)
NET ASSET VALUE, END OF PERIOD	$22.46		$19.42	$21.07	$21.43	$20.42	$16.41
Total Return*	16.09	%†	(4.86%)	(0.43%)	10.50%	29.01%	10.47%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$60,221		$52,654	$56,712	$57,179	$51,006	$40,401
Ratio of expenses to average net assets**	1.00	%††	1.00%	1.00%	1.00%	1.00%	1.01%
Ratio of net investment income to average net assets	0.86	%††	1.44%	0.81%	0.89%	1.17%	1.39%
Portfolio turnover rate	5.80	%†	44.29%	23.25%	22.86%	16.76%	23.26%

*	Total return represents the rate that an investor would have earned or lost on an investment in the Predecessor Fund assuming reinvestment of all dividends and distributions.
**	This ratio excludes the impact of expenses of the registered investment companies and exchange traded funds in which the Predecessor Fund may invest.
†	Not annualized.
††	Annualized.
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STATEMENT OF ADDITIONAL INFORMATION
October 2, 2017
ULTIMUS MANAGERS TRUST
225 Pictoria Drive, Suite 240
Cincinnati, Ohio 45246

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated September 29, 2017 for the special meeting of shareholders of Meehan Mutual Funds, Inc. (“Meehan”) with respect to the Meehan Focus Fund to be held on October 20, 2017. At the special meeting, shareholders of the Meehan Focus Fund will be asked to consider and approve a proposed Agreement and Plan of Reorganization and Termination (the “Reorganization Agreement”), by and between Meehan, on behalf of the Meehan Focus Fund, its sole series (the “Existing Fund”) and Ultimus Managers Trust (“UMT”) on behalf of the Meehan Focus Fund, a series of UMT (the “New Fund”). Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by calling 1-866-884-5968. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

Further information about the Existing Fund is contained in and incorporated by reference to its SAI dated February 28, 2017. The audited financial statements and related independent registered public accountants’ report for the Existing Fund contained in Annual and Semi-Annual Reports to shareholders for the fiscal periods ended October 31, 2016 and April 30, 2017, respectively, are incorporated herein by reference. Copies of the Existing Fund’s Prospectus, SAI, and shareholder reports may be obtained at no charge by calling 1-866-884-5968.

Further information about the New Fund is contained in and incorporated by reference to the Prospectus and SAI, each dated May 22, 2017. Copies of the New Fund’s Prospectus and SAI are available upon request and without charge by calling 1-866-884-5968. The New Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

PRO FORMA FINANCIAL INFORMATION

Pro forma financial information has not been prepared for the Reorganization because the New Fund is a newly organized “shell” series of UMT with no assets and liabilities, which will commence operations upon consummation of the Reorganization and continue the operations of the Existing Fund. The Existing Fund will be the accounting survivor of the Reorganization.

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PART C

INDEMNIFICATION

Article VI, Section 6.4 of the Declaration of Trust of Ultimus Managers Trust, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

EXHIBITS

(1)	Agreement and Declaration of Trust, dated February 28, 2012, is incorporated by reference to Exhibit (a) of Registrant's initial Registration Statement on Form N-1A, filed on March 23, 2012.
(2)	Bylaws, dated February 28, 2012, is incorporated by reference to Exhibit (b) of Registrant's initial Registration Statement on Form N-1A, filed on March 23, 2012.
(3)	None.
(4)	Form of Agreement and Plan of Reorganization and Termination is filed herewith.
(5)	Items 1 and 2 above are the instruments defining the rights of holders of the securities being registered.
(6)
Investment Advisory Agreement with Edgemoor Investment Advisors, Inc., dated January 27, 2017, for the Meehan Focus Fund (the "Meehan Fund"), is incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 106 of Registrant's Registration Statement on Form N-1A (File No. 333-180308), filed on May 22, 2017.

(7)
Distribution Agreement with Ultimus Fund Distributors, LLC, dated June 7, 2012, is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 2 of Registrant's Registration Statement on Form N-1A (File No. 333-180308), filed on September 11, 2012.

(8)	None.
(9)
Eighth Amendment to the Custody Agreement with U.S. Bank, dated May 24, 2017, for Meehan Fund, is incorporated by reference to Exhibit (12) of the Combined Prospectus and Proxy Statement on Form N-14 (File No. 333-219590), filed on July 31, 2017.

(10)	None.
(11)	Opinion and Consent of Counsel is incorporated by reference to Exhibit (12) of the Combined Prospectus and Proxy Statement on Form N-14 (File No. 333-219590), filed on July 31, 2017.

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(12)	Opinion and Consent of Counsel as to tax matters is incorporated by reference to Exhibit (12) of the Combined Prospectus and Proxy Statement on Form N-14 (File No. 333-219590), filed on July 31, 2017.
(13)
Expense Limitation Agreement with Edgemoor Investment Advisors, Inc., dated January 24, 2017, for Meehan Fund, is incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 106 of Registrant's Registration Statement on Form N-1A (File No. 333-180308), filed on May 22, 2017.

(14)	Consent of Cohen & Company, Ltd. is incorporated by reference to Exhibit (12) of the Combined Prospectus and Proxy Statement on Form N-14 (File No. 333-219590), filed on July 31, 2017.
(15)	None.
(16)
Powers of Attorney for David M. Deptula, John J. Discepoli, and Janine L. Cohen, dated January 25, 2016 are incorporated by reference to Exhibit (q)(2) of Post-Effective Amendment No. 69 of Registrant's Registration Statement on Form N-1A (file No. 333-180308), filed on March 29, 2016.

(17)	Form of Proxy Card is filed herewith.

Item 17. UNDERTAKINGS

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

As required by the Securities Act of 1933 this registration statement has been signed on behalf of the Registrant, in the City of Cincinnati and the State of Ohio, on October 3, 2017.

ULTIMUS MANAGERS TRUST

By:	/s/ David R. Carson
David R. Carson
President

Pursuant to the requirements of the Securities Act, this PEA has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert G. Dorsey	Trustee	October 3, 2017
Robert G. Dorsey

/s/ Jennifer L. Leamer	Treasurer/Controller	October 3, 2017
Jennifer L. Leamer

*	Trustee	October 3, 2017
David M. Deptula

*	Trustee	October 3, 2017
John J. Discepoli

*	Trustee	October 3, 2017
Janine L. Cohen

/s/ Frank L. Newbauer
Frank L. Newbauer
Attorney-in-Fact*
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Exhibit Index

(4)	Form of Agreement and Plan of Reorganization and Termination
(17)	Form of Proxy Card

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